Exhibit 10.1
EXECUTION COPY

LOAN PURCHASE AGREEMENT
CARE INVESTMENT TRUST INC., a Maryland corporation, as Seller
and
CAPITALSOURCE BANK, a
California industrial bank, as Buyer
Dated as of September 15, 2009

-i-

Schedules and Exhibits

Schedule 1(a)	Schedule of Loans and Initial Purchase Price
Schedule 1(b)	Ciena Loan Schedule
Schedule 1(c)	Option Loan Schedule — Avamere
Schedule 1(d)	Option Loan Schedule — Nexion
Schedule 2(a)	List of Material Loan Agreements
Schedule 2(b)	List of Material Ciena Loan Agreements
Schedule 2(c)	List of Material Option Loan Agreements
Schedule 3	Seller’s Wire Instructions
Schedule 7(a)(v)(i)	Lake Oswego UCC
Schedule 7(a)(v)(ii)	Keizer UCC
Schedule 10(f)	Seller Consents
Schedule 10(h)	Intercreditor/Subordination Agreements
Schedule 10(i)	Loan Defaults/Delinquencies
Schedule 10(j)	Assertion of Defenses
Schedule 10(n)	Title Policies
Schedule 10(q)	Releases
Schedule 12	Servicing Exceptions
Exhibit 8(a)	Form of Allonge
Exhibit 8(c)	Form of Assignment of Mortgage
Exhibit 8(d)	Form of Assignment of Documents and Collateral

LOAN PURCHASE AGREEMENT
     THIS LOAN PURCHASE AGREEMENT (this “Agreement”), dated as of September 15, 2009, is by and between CARE INVESTMENT TRUST INC., a Maryland corporation (“Seller”), on the one hand, and CAPITALSOURCE BANK, a California industrial bank (“Buyer”), on the other hand (each of Buyer and Seller, a “Party”).
WITNESSETH:
     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller all of Seller’s right, title and interest in and to each of the loans described on Schedule 1(a) attached hereto and incorporated herein by this reference (individually, a “Loan” and collectively, the “Loans”), which Loans were made to the borrowers listed on Schedule 1(a) with the current principal amounts owned by Seller as set forth on Schedule 1(a) with respect to the land and improvements commonly known as set forth on Schedule 1(a) (such right, title and interests, collectively, the “Loan Interests”), together with the related Loan Property (as hereinafter defined);
     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, including satisfaction of the conditions set forth in Section 7(c) and Section 7(d) hereof, Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller all of Seller’s right, title and interest in and to the loan described on Schedule 1(b) attached hereto and incorporated herein by this reference (the “Ciena Loan”), which Loan was made to the borrowers listed on Schedule 1(b) with the current principal amount owned by Seller as set forth on Schedule 1(b) with respect to the land and improvements commonly known as set forth on Schedule 1(b) (such right, title and interests, collectively, the “Ciena Loan Interest”), together with the related Ciena Loan Property (as hereinafter defined);
     WHEREAS, subject to and in accordance with the terms and conditions of this Agreement, including satisfaction of the conditions set forth in Section 7(a) and Section 7(b) hereof, Buyer wishes to purchase from Seller all of Seller’s right, title and interest in and to the loans described on each of Schedules 1(c) and 1(d) (each an “Option Loan Schedule” and collectively, the “Option Loan Schedules”) attached hereto and incorporated herein by this reference (individually, an “Option Loan” and collectively, the “Option Loans”), which Option Loans were made to the borrowers listed on the applicable Option Loan Schedule with the current principal amounts owned by Seller as set forth on the applicable Option Loan Schedule with respect to the land and improvements commonly known as set forth on the applicable Option Loan Schedule (such right, title and interests, collectively, the “Option Loan Interests”), together with the related Option Loan Property (as hereinafter defined);
     WHEREAS, the Board of Directors of Buyer has approved the purchase by Buyer of the Loan Interests, the Ciena Loan Interest and the Option Loan Interests, together with the related Loan Property, the related Ciena Loan Property and the related Option Loan Property, upon the terms and subject to the conditions set forth herein; and

     WHEREAS, Buyer and Seller wish to set forth their agreement regarding the sale and purchase of the Loan Interests, the Ciena Loan Interest and the Option Loan Interests, together with the related Loan Property, the related Ciena Loan Property and the related Option Loan Property, including the manner of the conveyance of the Loan Interests, the Ciena Loan Interest and the Option Loan Interests, together with the related Loan Property, the related Ciena Loan Property and the related Option Loan Property, as the case may be, upon the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Seller and Buyer, intending to be legally bound, agree as follows:
     Section 1. Agreement to Sell and Purchase.
          (a) Agreement to Sell and Purchase the Loan Interests and Related Loan Property. Subject to and in accordance with the terms and conditions of this Agreement, on the date hereof, Seller hereby sells, assigns, transfers and conveys to Buyer, and Buyer hereby purchases, assumes and accepts all of the Loan Interests and all of Seller’s right, title and interest in, to and under: (i) all agreements evidencing the Loans or securing the Loans and all other agreements of a similar nature executed in favor of Seller with respect to the Loans or under which legal rights or obligations exist or were created in favor of Seller with respect to the Loans (collectively, the “Loan Agreements”), (ii) all other documents executed in favor of Seller and/or delivered to Seller in connection with the Loans, including, without limitation, any title insurance policies, fire, casualty and liability insurance policies, indemnities, guaranties, opinions, certificates, financing statements, financial statements, certificates of deposit, letters of credit and performance bonds (collectively, the “Loan Documents” and, together with the Loan Agreements, the “Loan Files”), (iii) all bank accounts, operating accounts, reserve accounts, escrow accounts, lockbox accounts and other accounts and any other collateral arising out of and/or executed and/or delivered in or with respect to the Loans; provided, however, that to the extent any such accounts are shared accounts used by Seller or its Affiliates in connection with business activities other than solely with respect to the Loans, then this clause (iii) shall apply only to the funds or other collateral in such accounts that are being held pursuant to the Loan Agreements and not to the accounts themselves or other funds or collateral in such accounts that are unrelated to the Loan Agreements, but only to the extent that such funds or other collateral are not otherwise included in calculation of the Initial Purchase Price (as hereinafter defined), including the netting of any amounts thereof, and (iv) any and all causes of action, demands or other rights or benefits of Seller under the Loan Documents or relating to the Loans (the rights and interests described in subsections (i) through (iv) above, the “Loan Property”). The purchase of the Loan Interests and the related Loan Property by Buyer pursuant hereto is without recourse to Seller and, except as expressly provided in Section 10 hereof, without representation or warranty by Seller.
          (b) Agreement to Sell and Purchase the Ciena Loan Interest and Related Ciena Loan Property. Subject to and in accordance with the terms and conditions of this Agreement, on the Ciena Loan Closing Date (as hereinafter defined), Seller hereby agrees to sell, assign, transfer and convey to Buyer, and Buyer hereby agrees to purchase, assume and accept the Ciena Loan Interest and all of Seller’s right, title and interest in, to and under: (i) all agreements evidencing the Ciena Loan or securing the Ciena Loan and all other agreements of a similar nature executed in favor of Seller with respect to the Ciena Loan or under which legal rights or obligations exist or were created in favor of Seller with respect to the Ciena Loan (collectively, the “Ciena Loan Agreements”), (ii) all other documents executed in favor of Seller and/or delivered to Seller in connection with the Ciena Loan, including, without limitation, any title insurance policies, fire, casualty and liability insurance policies, indemnities, guaranties, opinions, certificates, financing statements, financial statements, certificates of deposit, letters of credit and performance bonds (collectively, the “Ciena Loan Documents” and, together with the Ciena Loan Agreements, the “Ciena Loan Files”), (iii) all bank accounts, operating accounts, reserve accounts, escrow accounts, lockbox accounts and other accounts and any other collateral arising out of and/or executed and/or delivered in or with respect to the Ciena Loan; provided, however, that to the extent any such accounts are shared accounts used by Seller or its Affiliates in connection with business activities other than solely with respect to the Ciena Loan, then this clause (iii) shall apply only to the funds or other collateral in such accounts that are being held pursuant to the Ciena Loan Agreements and not to the accounts themselves or other funds or collateral in such accounts that are unrelated to the Ciena Loan Agreements, but only to the extent that such funds or other collateral are not otherwise included in the calculation of the Ciena Loan Purchase Price (as hereinafter defined), including the netting of any amounts thereof, and (iv) any and all causes of action, demands or other rights or benefits of Seller under the Ciena Loan Documents or relating to the Ciena Loan (the rights and interests described in subsections (i) through (iv) above, the “Ciena Loan Property”). At least one (1) business day prior to the Ciena Loan Closing Date, Seller shall deliver to Buyer Schedule 1(b), which schedule shall (i) be prepared and calculated, in good faith, by Seller in accordance with the percentage of principal value and other principles set forth on such schedule and in a manner consistent with the calculation of the Initial Purchase Price, and (ii) set forth the purchase price with respect to the Ciena Loan Interest (the “Ciena Loan Purchase Price”). The purchase of the Ciena Loan Interest and the related Ciena Loan Property by Buyer pursuant hereto is without recourse to Seller and, except as expressly provided in Section 10 hereof, without representation or warranty by Seller.
          (c) Agreement to Purchase the Option Loan Interests and Related Option Loan Property. Upon written notice delivered by Seller to Buyer (the “Option Loan Election Notice”), Buyer hereby agrees, subject to satisfaction of the conditions to closing set forth in Section 7 hereof and in accordance with the other terms and conditions of this Agreement, to purchase, assume and accept on the closing date specified in such Option Loan Election Notice, which date shall not be earlier than, if such Option Loan Election Notice is received by Buyer at or prior to 9:00 a.m. New York City time on any day, the third (3rd) business day after such day and, if such Option Loan Election Notice is received by Buyer after 9:00 a.m. New York City time on any day, the fourth (4th) business day after such day (the “Option Loan Closing Date”), all of the Option Loan Interests specified in such Option Loan Election Notice and all of Seller’s right, title and interest in, to and under: (i) all agreements evidencing the Option Loans related to such Option Loan Interests or securing such Option Loans and all other agreements of a similar nature executed in favor of Seller with respect to such Option Loans or under which legal rights or obligations exist or were created in favor of Seller with respect to such Option Loans (collectively, the “Option Loan Agreements”), (ii) all other documents executed in favor of Seller and/or delivered to Seller in connection with such Option Loans, including, without limitation, any title insurance policies, fire, casualty and liability insurance policies, indemnities, guaranties, opinions, certificates, financing statements, financial statements, certificates of deposit, letters of credit and performance bonds (collectively, the “Option Loan Documents” and, together with the Option Loan Agreements, the “Option Loan Files”), (iii) all bank accounts, operating accounts, reserve accounts, escrow accounts, lockbox accounts and other accounts and any other collateral arising out of and/or executed and/or delivered in or with respect to such Option Loans; provided, however, that to the extent any such accounts are shared accounts used by Seller or its Affiliates in connection with business activities other than solely with respect to such Option Loans, then this clause (iii) shall apply only to the funds or other collateral in such accounts that are being held pursuant to the relevant Option Loan Agreements and not to the accounts themselves or other funds or collateral in such accounts that are unrelated to such Option Loan Agreements, but only to the extent that such funds or other collateral are not otherwise included in the calculation of the relevant Option Loan Purchase Price (as hereinafter defined), including the netting of any amounts thereof, and (iv) any and all causes of action, demands or other rights or benefits of Seller under the relevant Option Loan Documents or relating to such Option Loans (the rights and interests described in subsections (i) through (iv) above, the “Option Loan Property”); provided, however, that Seller shall not be permitted to deliver an Option Loan Election Notice to Buyer pursuant to this Section 1(c) with respect to the Avamere Option Loan (as hereinafter defined) until such time that the condition specified in Section 7(a)(v) has been satisfied; provided, further however, that the obligation of Buyer to purchase any Option Loan Interest and Related Option Loan Property pursuant to this Section 1(c) shall only be effective if an Option Loan Election Notice with respect to such Option Loan Interest and related Option Loan Property is received by Buyer prior to 5:00 p.m. New York City time on September 30, 2009 (such time, the “Option Loan Deadline” and such period between the date hereof and the Option Loan Deadline, the “Option Loan Period”); provided further, however, that, even if an Option Loan Election Notice with respect to any Option Loan Interests is received by Buyer prior to the Option Loan Deadline, Buyer shall have no obligation to purchase such Option Loan Interests and related Option Loan Property pursuant to this Section 1(c) if the applicable Option Loan Closing Date relating thereto does not occur on or prior to October 5, 2009 (the “Outside Date”) solely as a result of Seller failing to satisfy one or more of the conditions specified in Section 7(a) as of the Outside Date. The purchase of the Option Loan Interests and the related Option Loan Property by Buyer pursuant hereto is without recourse to Seller and, except as expressly provided in Section 10 hereof, without representation or warranty by Seller. Each Option Loan Election Notice shall be accompanied by Schedule 1(c) attached hereto, if the Option Loan Election Notice relates to the Option Loan described in Schedule 1(c) attached hereto (the “Avamere Option Loan”), and/or Schedule 1(d) attached hereto (the “Nexion Option Loan”), if the Option Loan Election Notice relates to the Option Loan described on Schedule 1(d) attached hereto, each of which Option Loan Schedule shall (i) be prepared and calculated, in good faith, by Seller in accordance with the percentages of principal value and other principles set forth on such Option Loan Schedules and in a manner consistent with the calculation of the Initial Purchase Price, and (ii) set forth the purchase price with respect to each Option Loan Interest, as the case may be (with respect to each Option Loan Interest, the “Option Loan Purchase Price”). For the avoidance of doubt, one or more Option Loan Election Notices may be delivered hereunder by Seller with respect to the Option Loan Interests prior to the Option Loan Deadline.

          (d) On or prior to the date hereof, Seller has delivered to Buyer, or Buyer’s counsel to be held in escrow until the consummation of the transactions contemplated hereby on the date hereof, a written notice to each borrower under any Loans with respect to which Seller acts as agent (the “Seller Agented Loans”) in form acceptable to Buyer duly executed by Seller, notifying such borrower of the sale of the Loan Interests contemplated hereby and that any and all payments and correspondence with respect to the Seller Agented Loans and related Loan Property (including payments of principal, interest, fees and other amounts) from and after the date hereof should be sent to Buyer at the address and contact information provided to such borrower. In the event any principal, interest, fees, costs, expenses and other amounts are paid or otherwise delivered to Seller by any borrower pursuant to any Loans on or after the date hereof, then Seller shall promptly pay or otherwise deliver such amounts to Buyer upon receipt thereof by Seller from such borrower. In the event Seller or Buyer receives any correspondence from any such borrower that is due to the other party, the receiving party shall notify the other party as promptly as possible thereafter and forward such correspondence to the other party.
          (e) On or prior to the Ciena Loan Closing Date, Seller will deliver to Buyer, or Buyer’s counsel to be held in escrow until the Ciena Loan Closing (as hereinafter defined) has been consummated, a written notice to each borrower under the Ciena Loan in form acceptable to Buyer duly executed by Seller, notifying such borrower of the sale of the Ciena Loan Interest contemplated hereby and that any and all payments and correspondence with respect to the Ciena Loan and related Ciena Loan Property (including payments of principal, interest, fees and other amounts) from and after the Ciena Loan Closing Date should be sent to Buyer at the address and contact information provided to such borrower. In the event any principal, interest, fees, costs, expenses and other amounts are paid or otherwise delivered to Seller by any borrower pursuant to the Ciena Loan on or after the Ciena Loan Closing Date, then Seller shall promptly pay or otherwise deliver such amounts to Buyer upon receipt thereof by Seller from such borrower. In the event Seller or Buyer receives any correspondence from any such borrower that is due to the other party, the receiving party shall notify the other party as promptly as possible thereafter and forward such correspondence to the other party.
          (f) On or prior to the applicable Option Loan Closing Date with respect to any Option Loans Interests that are the subject of any Option Loan Election Notice, Seller shall deliver to Buyer’s counsel, to be held in escrow until the relevant Option Loan Closing (as hereinafter defined) has been consummated, a written notice to each borrower under the related Option Loans with respect to which Seller acts as agent (each, a “Seller Agented Option Loan”) in form acceptable to Buyer duly executed by Seller, notifying such borrower of the sale of the relevant Option Loan Interests contemplated hereby with respect to such Option Loans and that any and all payments and correspondence with respect to such Seller Agented Option Loans and related Option Loan Property (including payments of principal, interest, fees and other amounts) from and after such Option Loan Closing Date should be sent to Buyer at the address and contact information provided to such borrower. In the event any principal, interest, fees, costs, expenses and other amounts are paid or otherwise delivered to Seller by any borrower pursuant to any Option Loan Interests sold to Buyer on or after the applicable Option Loan Closing Date with respect to such Option Loans, then Seller shall promptly pay or otherwise deliver such amounts to Buyer upon receipt thereof by Seller from such borrower. In the event Seller or Buyer receives any correspondence from any such borrower that is due to the other party, the receiving party shall notify the other party as promptly as possible thereafter and forward such correspondence to the other party.
          (g) Notwithstanding anything else to the contrary herein, until such time as an Option Loan Election Notice has been delivered by Seller in accordance with Section 1(c) with respect to any Option Loan Interest, Seller shall have the right, but not the obligation, to continue to market such Option Loan Interest for sale to third parties and to sell such Option Loan Interest to one or more third parties or to encourage any borrower under any related Option Loan to prepay all outstanding principal and interest on such Option Loan with respect to which it is obligated and to accept pre-payment of such Option Loan; provided, however, that during the Option Loan Period Seller shall not sell any Option Loan Interest or accept prepayment of the related Option Loan for an amount less than the amount that would have been payable by Buyer hereunder for such Option Loan Interest without Buyer’s prior written consent; provided, further, that if any Option Loan Interest is sold or prepaid pursuant to this Section 1(g), then, from and after the date of sale or prepayment, the terms “Option Loan Interest”, “Option Loan” and any correlative terms used herein shall not include, or otherwise be deemed to include, such Option Loan Interest, Option Loan or any agreement, filing, certificate, notice or other document relating thereto.
     Section 2. Purchase Price.
          (a) The aggregate purchase price for the Loan Interests and the related Loan Property shall be equal to $24,910,076.99 (the “Initial Purchase Price”) as set forth on Schedule 1(a) attached hereto. The Initial Purchase Price shall be payable by Buyer to Seller on the date hereof by wire transfer of immediately available funds to Seller’s account set forth on Schedule 3 attached hereto.
          (b) Subject to and in accordance with the terms and conditions of this Agreement, the Ciena Loan Purchase Price for the Ciena Loan Interest and the related Ciena Loan Property shall be the purchase price set forth on Schedule 1(b), as prepared and delivered to Buyer in accordance with Section 1(b). The Ciena Loan Purchase Price shall be payable by Buyer to Seller at the closing of the sale and purchase of the Ciena Loan Interest (the “Ciena Loan Closing”) on the Ciena Loan Closing Date by wire transfer of immediately available funds to Seller’s account set forth on Schedule 3 attached hereto.
          (c) Subject to and in accordance with the terms and conditions of this Agreement, the Option Loan Purchase Price for each Option Loan Interest and the related Option Loan Property to be sold on any Option Loan Closing Date shall be the purchase price set forth on the applicable Option Loan Schedule relating to such Option Loan Interest, as prepared and delivered to Buyer in accordance with Section 1(c). The Option Loan Purchase Price with respect to each Option Loan Interest sold to Buyer hereunder shall be payable by Buyer to Seller at the closing of the sale and purchase of such Option Loan Interest (each an “Option Loan Closing”) on the relevant Option Loan Closing Date by wire transfer of immediately available funds to Seller’s account set forth on Schedule 3 attached hereto.

     Section 3. Closing of Sale of Ciena Loan Interests and Related Ciena Loan Property and Option Loan Interests and Related Option Loan Property.
          (a) The Ciena Loan Closing shall occur at 10:00 a.m. New York City time on the date that is three (3) business days after all of the conditions to closing set forth in Section 7(c) and Section 7(d) hereof have been satisfied (the “Ciena Loan Closing Date”) at the offices of CapitalSource Bank, c/o CapitalSource Finance LLC, 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815 on the applicable Option Loan Closing Date.
          (b) Each Option Loan Closing shall occur at 10:00 a.m. New York City time on the date that is three (3) business days after all of the conditions to closing set forth in Section 7(a) and Section 7(b) hereof have been satisfied with respect to the Option Loan Interest that is the subject of such Option Loan Closing at the offices of CapitalSource Bank, c/o CapitalSource Finance LLC, 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815.
     Section 4. Conveyance; Assumption of Loan Interests and Related Loan Property and Ciena Loan Interest and Related Ciena Loan Property.
          (a) On the date hereof, on the terms and subject to the conditions set forth herein, upon receipt of the Initial Purchase Price, Seller shall (i) sell, assign, transfer and convey to Buyer all of the Loan Interests and all of Seller’s right, title and interest in, to and under the related Loan Property, and (ii) deliver to Buyer the Closing Documents (as hereinafter defined) relating to the Loan Interests; provided, however, that physical possession of all Loan Files other than the Closing Documents shall be governed by Section 4(b) hereof.
          (b) As soon as practicable after the date hereof, but in no event more than thirty (30) days after the date hereof, Seller shall deliver to Buyer physical possession of all Loan Files remaining in Seller’s control or possession.
          (c) On the Ciena Loan Closing Date, on the terms and subject to the conditions set forth herein, upon receipt of the Ciena Loan Purchase Price, Seller shall (i) sell, assign, transfer and convey to Buyer the Ciena Loan Interest and all of Seller’s right, title and interest in, to and under the related Ciena Loan Property, and (ii) deliver to Buyer the Ciena Closing Documents (as hereinafter defined) relating to the Ciena Loan Interest; provided, however, that physical possession of all Ciena Loan Files other than the Ciena Closing Documents shall be governed by Section 4(d) hereof.
          (d) As soon as practicable after the Ciena Loan Closing Date, but in no event more than thirty (30) days after the Ciena Loan Closing Date, Seller shall deliver to Buyer physical possession of all Ciena Loan Files remaining in Seller’s control or possession.
     Section 5. Conveyance; Assumption of Option Loan Interests and Related Option Loan Property.
          (a) On any Option Loan Closing Date, on the terms and subject to the conditions set forth herein, upon receipt of the Option Loan Purchase Price to be paid on such Option Loan Closing Date, Seller shall (i) sell, assign, transfer and convey to Buyer all of the

Option Loan Interests to be sold on such Option Loan Closing Date and all of Seller’s right, title and interest in, to and under the related Option Loan Property, and (ii) deliver to Buyer the Option Loan Closing Documents (as hereinafter defined) relating to such Option Loan Interests; provided, however, that physical possession of all Option Loan Files relating to such Option Loan Interests, other than the Option Loan Closing Documents delivered on such Option Loan Closing Date, shall be governed by Section 5(b) hereof.
          (b) As soon as practicable after any Option Loan Closing Date, but in no event more than thirty (30) days after such Option Loan Closing Date, Seller shall deliver to Buyer physical possession of all Option Loan Files relating to the Option Loan Interests sold on such Option Loan Closing Date remaining in Seller’s control or possession.
     Section 6. Commissions.
          (a) Seller shall be solely responsible for the fees of any broker, investment banker, agent or other person whom Seller has engaged that may be entitled to any commission or compensation in connection with the sale of the Loan Interests, the Ciena Loan Interest, the Option Loan Interests, the Loan Property, the Ciena Loan Property or the Option Loan Property, or the consummation of any of the transactions contemplated hereby.
          (b) Buyer shall be solely responsible for the fees of any broker, investment banker, agent or other person whom Buyer has engaged that may be entitled to any commission or compensation in connection with the purchase of the Loan Interests, the Ciena Loan Interest, the Option Loan Interests, the Loan Property, the Ciena Loan Property or the Option Loan Property, or the consummation of any of the transactions contemplated hereby.
     Section 7. Closing Conditions.
          (a) Buyer’s obligation to purchase any Option Loan Interests and related Option Loan Property from Seller pursuant to this Agreement shall be subject to satisfaction of each of the following conditions with respect to such Option Loan Interests:
          (i) the representations and warranties made by Seller in Section 10 hereof with respect to such Option Loan Interests that are qualified by materiality shall be true and correct in all respects when required to be made hereunder and the representations and warranties made by Seller in Section 10 hereof with respect to such Option Loan Interests that are not qualified by materiality shall be true and correct in all material respects when required to be made hereunder;
          (ii) all of Seller’s Consents (as hereinafter defined) required to be obtained or made with respect to the sale of such Option Loan Interests shall have been obtained or made;
          (iii) the Option Loan Agreements relating to such Option Loan Interests shall not have been amended in any respect after the date hereof without the prior written consent of Buyer, except for the Avamere Waiver (as hereinafter defined);

          (iv) Seller shall not have released or terminated or authorized the release or termination of any of the liens, security interests or other encumbrances created under the Option Loan Documents relating to such Option Loan Interests after the date hereof without the prior written consent of Buyer;
          (v) if the Option Loan Interest relating to the Avamere Option Loan is being sold on such Option Loan Closing Date, (a) Seller shall have delivered evidence to Buyer that the Uniform Commercial Code Financing Statement attached hereto as Schedule 7(a)(v)(i) (the “Lake Oswego UCC”) shall have been (1) terminated or (2) amended to clarify that the account of Avamere Lake Oswego Investors, LLC is no longer covered by the Lake Oswego UCC, (b) Seller shall have delivered evidence to Buyer that (1) the Uniform Commercial Code Financing Statement attached hereto as Schedule 7(a)(v)(ii) (the “Keizer UCC”) shall have been terminated or (2) that the Keizer UCC constitutes a Permitted Lien, as defined in the Loan Agreements relating to the Avamere Option Loan, and (c) a waiver agreement (the “Avamere Waiver”) among the borrowers listed on Schedule 1(c) attached hereto (the “Avamere Borrowers”) and the lenders required under the Option Loan Agreements relating to the Avamere Option Loan to consent to such a waiver agreement (the “Required Lenders”) shall have been duly executed by the Avamere Borrowers and the Required Lenders on substantially the proposed terms set forth in the memorandum from Andrew Fanelli to Scott Kellman, Paul Hughes and Mike McDugall dated August 25, 2009, as previously provided to Buyer; and
          (vi) if the Option Loan Interest relating to the Avamere Option Loan is being sold on such Option Loan Closing Date, Seller shall have delivered to Buyer the compliance certificate with respect to the Avamere Option Loan for the period ending June 30, 2009.
          (b) Seller’s obligation to sell any Option Loan Interest and the related Option Loan Property to Buyer pursuant to this Agreement shall be subject to satisfaction of each of the following conditions with respect to such Option Loan Interest:
          (i) the representations and warranties made by Buyer in Section 11 hereof with respect to such Option Loan Interest that are qualified by materiality shall be true and correct in all respects when required to be made hereunder and the representations and warranties made by Buyer in Section 11 hereof with respect to such Option Loan Interest that are not qualified by materiality shall be true and correct in all material respects when required to be made hereunder; and
          (ii) all of Buyer’s consents required to be obtained or made with respect to the sale of such Option Loan Interest shall have been obtained or made.
          (c) Buyer’s obligation to purchase the Ciena Loan Interest and related Ciena Loan Property from Seller pursuant to this Agreement shall be subject to satisfaction of each of the following conditions with respect to such Ciena Loan Interest:
          (i) the representations and warranties made by Seller in Section 10 hereof with respect to the Ciena Loan Interest that are qualified by materiality shall be true and correct in all respects when required to be made hereunder and the representations and warranties made by Seller in Section 10 hereof with respect to the Ciena Loan Interest that are not qualified by materiality shall be true and correct in all material respects when required to be made hereunder;
          (ii) all of Seller’s Consents required to be obtained or made with respect to the sale of the Ciena Loan Interest shall have been obtained or made; provided, however, that this condition shall be deemed satisfied only if the borrowers listed on Schedule 1(b) attached hereto shall have consented to the assignment of the Ciena Loan Interest from Seller to Buyer without requiring, as a condition thereof, that the letters of credit securing the Ciena Loan (the “Ciena LCs”) be released;
          (iii) the Ciena Loan Agreements relating to the Ciena Loan Interest shall not have been amended in any respect after date hereof without the prior written consent of Buyer, except for (A) a waiver and amendment agreement into which Seller may enter with respect to the default identified in paragraph 2 of Schedule 10(i) (the “Ciena Waiver”); and (B) a reaffirmation agreement relating to the guaranty issued by Ciena Healthcare Management Inc., to and for the benefit of Seller (the “Ciena Reaffirmation of Guaranty”);
          (iv) Seller shall not have released or terminated or authorized the release or termination of any of the liens, security interests or other encumbrances created under the Ciena Loan Documents after the date hereof without the prior written consent of Buyer; and
          (v) Seller shall have delivered to Buyer the compliance certificate with respect to the Ciena Loan for the period ending June 30, 2009.
          (d) Seller’s obligation to sell the Ciena Loan Interest and the related Ciena Loan Property to Buyer pursuant to this Agreement shall be subject to satisfaction of each of the following conditions with respect to the Ciena Loan Interest:
          (i) the representations and warranties made by Buyer in Section 11 hereof with respect to the Ciena Loan Interest that are qualified by materiality shall be true and correct in all respects when required to be made hereunder and the representations and warranties made by Buyer in Section 11 hereof with respect to the Ciena Loan Interest that are not qualified by materiality shall be true and correct in all material respects when required to be made hereunder; and
          (ii) all of Buyer’s consents required to be obtained or made with respect to the sale of the Ciena Loan Interest shall have been obtained or made.
     Section 8. Closing Documents. The documents to be delivered in connection with the sale and purchase of the Loan Interests, the Ciena Loan Interest and the Option Loan Interests shall consist of (i) in the case of documents relating to the sale and purchase of the Loan Interests, fully executed originals (unless otherwise specified) of the following documents delivered on the date hereof (the “Closing Documents”), (ii) in the case of documents related to the sale and purchase of the Ciena Loan Interest, fully executed originals (unless otherwise specified) of the following documents delivered on the Ciena Loan Closing Date (the “Ciena Loan Closing Documents”), and (iii) in the case of documents relating to the sale and purchase of any Option Loan Interests, fully executed originals (unless otherwise specified) of the following documents related to such Option Loan Interests to be delivered on the applicable Option Loan Closing Date (with respect to each Option Loan Closing Date, the “Option Loan Closing Documents”):
          (a) to the extent applicable and in Seller’s possession, the original note (or, if such note is unavailable, an affidavit of lost note) with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, endorsed to the order of Buyer by allonge, substantially in the form annexed hereto as Exhibit 8(a), shall be delivered to Buyer;
          (b) to the extent applicable and in Seller’s possession, the original mortgage with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, with evidence of recording thereon (or, if the original mortgage is not in Seller’s possession, a copy thereof) shall be delivered to Buyer;
          (c) to the extent applicable, an Assignment of Mortgage or Deeds of Trust, as applicable, with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, executed in favor of Buyer, substantially in the form annexed hereto as Exhibit 8(c), shall be delivered to Buyer;
          (d) with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, the Assignment of Documents and Collateral substantially in the form annexed hereto as Exhibit 8(d) (or such other form of assignment agreement required by the terms of, or required by the agent with respect to, such Loan, the Ciena Loan or such Option Loan), executed in favor of Buyer, shall be delivered to Buyer;
          (e) an assignment of the UCC-1 financing statements, if any, with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, from Seller to Buyer shall be delivered to Buyer;
          (f) to the extent in Seller’s possession, the original Loan Agreements identified on Schedule 2(a), the original Ciena Loan Agreements identified on Schedule 2(b) or the relevant Option Loan Agreements identified on Schedule 2(c), as the case may be, (or, if an original is not in Seller’s possession, a copy thereof) shall be delivered to Buyer;
          (g) a notification to the agent with respect to each Loan, the Ciena Loan or the relevant Option Loan, as the case may be, as to which Seller is not the sole lender of record, as identified on Schedule 1(a) (with respect to the Loans), Schedule 1(b) (with respect to the Ciena Loan) or the relevant Option Loan Schedule attached hereto, stating that such Loan, the Ciena Loan or the relevant Option Loan, as the case may be, has been sold to Buyer pursuant to this Agreement, shall be delivered to Buyer or Buyer’s counsel; provided, however, that the foregoing notification need not be provided to the extent the relevant agent has otherwise provided its consent with regard to the transactions contemplated hereby;
          (h) the written notice contemplated by Section 1(d), (1(e) or 1(f) hereof, as applicable, shall be delivered to Buyer or Buyer’s counsel;

          (i) solely with respect to the Ciena Loan Interest, a form of transfer with respect to transferring the Ciena LCs to Buyer (the “Transfer Form”), and a bank check to be drawn against an account of Seller in an amount not to exceed $600.00 (and made out to Merrill Lynch Bank USA) for purposes of processing the Transfer Form, shall be delivered to Buyer;
          (j) such other assignments, instruments of transfer, and other documents as Buyer may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by Seller with the covenants, agreements, representations and warranties made by it hereunder, in each case, shall be delivered to Buyer; and
          (k) such other documents as Seller may reasonably require in order to complete the transactions contemplated hereunder or to evidence compliance by Buyer with the covenants, agreements, representations and warranties made by it hereunder, in each case, shall be delivered to Seller.
     Section 9. Limitation of Liability.
          (a) Except as expressly provided in Section 10 of this Agreement, Seller assumes no responsibility and makes no representations or warranties with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreements, the Ciena Loan Agreements, the Option Loan Agreements, the Loan Documents, the Ciena Loan Documents, the Option Loan Documents or any other document related thereto, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Agreements, the Ciena Loan Agreements, the Option Loan Agreements, the Loan Documents, the Ciena Loan Documents, the Option Loan Documents or any other document related thereto or any collateral thereunder, (iii) the financial condition of the borrower or any other person obligated in respect of any of the Loan Agreements, the Ciena Loan Agreements, the Option Loan Agreements, the Loan Documents, the Ciena Loan Documents, the Option Loan Documents or any other document related thereto, or (iv) the performance or observance by the borrower or any other person of any of their respective obligations under any of the Loan Agreements, the Ciena Loan Agreements, the Option Loan Agreements, the Loan Documents, the Ciena Loan Documents, the Option Loan Documents or any other document related thereto.
          (b) Except as may be expressly represented or warranted in Section 10 of this Agreement, Seller does not make any representation or warranty whatsoever with regard to the Loan Interests, the Ciena Loan Interest, the Option Loan Interests, the Loan Property, the Ciena Loan Property or the Option Loan Property or any other matter or thing. Notwithstanding anything to the contrary in this Agreement, Seller does not make any representations or warranties, and expressly disclaims all representations and warranties, relating to, among others: (i) the creditworthiness, solvency or financial ability of any borrower, obligor, guarantor, pledgor, letter of credit issuer, or insurer, to pay or to perform any of its liabilities or obligations with respect to the Loans, the Ciena Loan or Options Loans, as the case may be, (ii) the financial performance or collectability of the Loans, the Ciena Loan or Options Loans, as the case may be, (iii) the existence, quality, quantity, location or value of or title to any collateral securing the Loans, the Ciena Loan or Options Loans, as the case may be, (iv) the accuracy or completeness of any representations or warranties in any of the Loan Files, the Ciena Loan Files or Option

Loan Files, as the case may be, or any other third party agreement securing any of the Loans, the Ciena Loan or Options Loans, as the case may be, (v) the conclusions or analyses contained in any of the Loan Files, the Ciena Loan Files or Option Loan Files, (vi) the priority or perfection of any lien granted or purported to be granted with respect to the Loans, the Ciena Loan or Options Loans, as the case may be, and (vii) except to the limited extent expressly provided in Section 10(i) of this Agreement, the existence or absence of any defaults by any obligor or any other person under any Loans, the Ciena Loan or Options Loans, as the case may be.
     Section 10. Seller’s Representations and Warranties. Seller hereby represents and warrants to Buyer (i) with respect to the Loan Interests, as of the date hereof, (ii) with respect to the Ciena Loan Interest, as of the Ciena Loan Closing Date, and (iii) with respect to any Option Loan Interest, as of the applicable Option Loan Closing Date on which such Option Loan Interest is sold to Buyer, that:
          (a) Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and is in possession of all licenses and authorizations necessary to carry on its business, except where the failure to have any such licenses would not have a material adverse effect on Seller, or Seller’s ability to have made the Loans, the Ciena Loan or the Option Loans or to consummate the transactions contemplated by this Agreement.
          (b) Assuming all Seller Consents have been made or obtained and except as would not reasonably be expected to materially and adversely affect the ability of Seller to perform its obligations under this Agreement, the execution and delivery of this Agreement by Seller, and the performance of this Agreement by Seller, will not violate Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement to which Seller is a party.
          (c) This Agreement, assuming due authorization, execution and delivery by Buyer, constitutes a valid, legal and binding obligation of Seller, enforceable against Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
          (d) Except as would not reasonably be expected to materially and adversely affect the ability of Seller to perform its obligations under this Agreement, Seller’s execution and delivery of this Agreement and its performance of its obligations under this Agreement do not constitute a violation of any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.
          (e) No litigation is pending with regard to which Seller or Care QRS 2007 RE Holdings Corp. (the “Seller Subsidiary”) or CIT Healthcare LLC (“CIT”) as agent for any of the Loans, the Ciena Loan or any of the Option Loans has received service of process or, to Seller’s Knowledge (as hereinafter defined), threatened against the Seller the outcome of which, in Seller’s good faith and reasonable judgment, would reasonably be expected to materially and adversely affect the ability of Seller to perform its obligations under this Agreement. Consummation of the transactions contemplated by this Agreement, in Seller’s good faith and reasonable judgment, is not expected to render Seller insolvent. For purposes of this Agreement, “Seller’s Knowledge” means the actual knowledge of the senior executives of Seller after commercially reasonable inquiry of the employees of CIT with substantive responsibility for managing the Loans, the Ciena Loan or Option Loans, as the case may be.
          (f) Except for the consents, approvals, authorizations, orders, registrations, filings and notices set forth on Schedule 10(f) attached hereto (the “Seller Consents”), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court or any other third party is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance by Seller of this Agreement, or the consummation by Seller of any transaction contemplated hereby, including, without limitation, the sale of the Ciena Loan Interest and related Ciena Loan Property or any Option Loan Interests and related Option Loan Property to Buyer hereunder. All Seller Consents required to be obtained or made with respect to the sale of the Loan Interests and related Loan Property have been obtained or made as of the date hereof.
          (g) Seller is the legal and beneficial owner of the Loan Interests, the Ciena Loan Interest and the relevant Option Loan Interests, as applicable, free and clear of any lien, encumbrance or other adverse claim affecting Seller’s interest therein. Except as contemplated by this Agreement, Seller has no present obligation to pledge, assign or encumber the Loan Property, the Ciena Loan Property or the Option Loan Property to any third party.
          (h) Except as set forth on Schedule 10(h) attached hereto or as otherwise reflected in the Loan Agreements, the Ciena Loan Agreements or the relevant Option Loan Agreements, as applicable, Seller is not a party to any intercreditor, subordination or other similar agreement with respect to the Loan Interests, the Ciena Loan Interest or the relevant Option Loan Interests.
          (i) Except as set forth on Schedule 10(i) attached hereto, to Seller’s Knowledge, no Loan or Option Loan is delinquent, and the Ciena Loan is not delinquent, in each case beyond any grace period set forth therein with respect to the payment of principal, interest or any fees or other amounts payable to Seller, or is otherwise in default, except as would not have a material adverse effect on Seller’s interest in such Loan, the Ciena Loan or such Option Loan, as the case may be, or on the borrower’s ability to perform its obligations under such Loan, the Ciena Loan or such Option Loan, as the case may be.
          (j) Except as set forth on Schedule 10(j) attached hereto, to Seller’s Knowledge, no direct or indirect obligor with respect to any Loan, the Ciena Loan or the relevant Option Loan, as applicable, has asserted in writing or otherwise to Seller or the Seller Subsidiary or CIT as agent for any of the Loans, the Ciena Loan or the relevant Option Loan, as the case may be, that such Loan, the Ciena Loan or the relevant Option Loan, as the case may be, is subject to any right of rescission, set-off, counterclaim or defense, including any defense of usury.

          (k) Seller has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
          (l) Schedule 2(a) attached hereto sets forth a list of all the material Loan Agreements (including all amendments thereto) as of the date hereof (the “Material Loan Agreements”). Schedule 2(b) attached hereto sets forth a list of all the material Ciena Loan Agreements (including all amendments thereto) as of the date hereof (the “Material Ciena Loan Agreements”). Schedule 2(c) attached hereto sets forth a list of all the material Option Loan Agreements (including all amendments thereto) as of the date hereof (the “Material Option Loan Agreements”).
          (m) The outstanding principal amount of the Loan Interests as of the date hereof is set forth on Schedule 1(a) attached hereto. The outstanding principal amount of the Ciena Loan Interest as of the date hereof is set forth on Schedule 1(b) attached hereto. The outstanding principal amount of the relevant Option Loan Interests as of the date hereof is set forth on the Option Loan Schedules attached hereto.
          (n) All title policies issued with respect to the Loans, the Ciena Loan and the relevant Option Loans are listed on Schedule 10(n) attached hereto (the “Title Policies”). To Seller’s Knowledge, (i) the Title Policies are in full force and effect, and (ii) the title companies issuing such Title Policies have no defenses to coverage under such Title Policies, and neither Seller, nor the Seller Subsidiary, nor CIT as agent for any of the Loans, the Ciena Loan or the relevant Option Loan, has received notice from such title companies asserting any such defenses to coverage. Neither Seller, nor the Seller Subsidiary, nor CIT as agent for any of the Loans, the Ciena Loan or the relevant Option Loan, has made a claim under any of such Title Policies and neither Seller, nor the Seller Subsidiary, nor CIT as agent for any of the Loan, the Ciena Loan or the relevant Option Loan, has received any notice from the insurer under any Title Policy declaring said Title Policy to be void or limited in any way.
          (o) To Seller’s Knowledge, a Uniform Commercial Code financing statement has been properly filed and/or recorded in all places necessary to perfect a valid security interest in the personal property described in the Loan Agreements, the Ciena Loan Agreements or the relevant Option Loan Agreements, as the case may be.
          (p) Seller has provided Buyer with copies of or access to true, correct and complete copies of the Material Loan Agreements, the Material Ciena Loan Agreement and the Material Option Loan Agreements, as the case may be.
          (q) Except as set forth on Schedule 10(q) attached hereto or as otherwise disclosed in the Loan Files, the Ciena Loan Files or the Option Loan Files, as applicable, as of the date hereof, neither Seller nor the Seller Subsidiary nor CIT as agent for any of the Loans, the Ciena Loan or the relevant Option Loan has released or terminated or authorized the release or termination of any of the liens, security interests or other encumbrances created under the Loan Documents, the Ciena Loan Documents or the relevant Option Loan Documents, as the case may be.

     Section 11. Buyer Representations and Warranties. Buyer hereby represents and warrants to Seller (i) with respect to the Loan Interests, as of the date hereof, (ii) with respect to the Ciena Loan Interest, as of the Ciena Loan Closing Date, and (ii) with respect to the Option Loan Interests, as of the applicable Option Loan Closing Date on which such Option Loan Interests are sold, that:
          (a) Buyer is an industrial bank duly organized, validly existing and in good standing under the laws of the State of California and in possession of all licenses and authorizations necessary to carry on its business, except where the failure to have any such licenses would not have a material adverse effect on Buyer.
          (b) Buyer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
          (c) Assuming all consents, approvals, authorizations, orders, registrations, filings and notices required to be made or obtained by Buyer have been made or obtained and except as would not reasonably be expected to materially and adversely affect the ability of Buyer to perform its obligations under this Agreement, the execution and delivery of this Agreement by Buyer, and the performance of this Agreement by Buyer will not violate Buyer’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement to which it is a party.
          (d) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of Buyer, enforceable against Buyer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
          (e) Except as would not reasonably be expected to materially and adversely affect the ability of Buyer to perform its obligations under this Agreement, Buyer’s execution and delivery of this Agreement and its performance of the terms of this Agreement will not constitute a violation of any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.
          (f) No litigation is pending with respect to which Buyer has received notice of process or, to the actual knowledge of the senior executives of Buyer after commercially reasonable inquiry of the employees of Buyer with substantive responsibility for managing litigation matters on behalf of Buyer, threatened against Buyer which would prohibit Buyer from entering into this Agreement or, in Buyer’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of Buyer to perform its obligations under this Agreement.
          (g) Except as would not reasonably be expected to materially and adversely affect the ability of Buyer to perform its obligations under this Agreement, no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance by Buyer of this Agreement, or the consummation by Buyer of any transaction contemplated hereby, including, without limitation, the purchase of the Ciena Loan Interest and related Ciena Loan Property or any Option Loan Interests and related Option Loan Property by Buyer hereunder.
          (h) Buyer is sophisticated with respect to decisions to acquire assets of the type represented by the Loan Interests, the Ciena Loan Interest, the relevant Option Loan Interests, the related Loan Property, Ciena Loan Property and Option Loan Property and either it, or the person exercising discretion in making its decision to acquire the Loan Interests, the Ciena Loan Interest, the Option Loan Interests and the related Loan Property, Ciena Loan Property and Option Loan Property, is experienced in acquiring assets of such type.
          (i) Buyer has received a copy of, or has otherwise had access to, the Loan Files, the Ciena Loan Files and relevant Option Loan Files and has received such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Loan Interests, the Ciena Loan Interest, the relevant Option Loan Interests and the related Loan Property, Ciena Loan Property and Option Loan Property.
          (j) Buyer has, independently and without reliance upon Seller and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Loan Interests, the Ciena Loan Interest, the relevant Option Loan Interests and the related Loan Property, the Ciena Loan Property and Option Loan Property.
          (k) Buyer has independently and without reliance upon Seller, made its own credit decisions in executing this Agreement.
     Section 12. Servicing. Subject to and in accordance with the terms and conditions of this Agreement, except as otherwise identified on Schedule 12 attached hereto, the Loan Interests, Ciena Loan Interest and relevant Option Loan Interests shall be sold to Buyer on a servicing released basis and Seller shall deliver to Buyer evidence thereof reasonably acceptable to Buyer.
     Section 13. Indemnification.
          (a) Seller hereby agrees to indemnify and hold harmless Buyer and its Affiliates and each of their respective officers, directors, shareholders, members, partners, employees, agents and representatives (each a “Buyer Indemnified Party”) from and against all demands, claims or asserted claims, liabilities or asserted liabilities, costs and expenses, including without limitation reasonable attorneys’ fees (collectively, “Damages”), incurred by a Buyer Indemnified Party to the extent arising from or related to any material breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement; provided, however, that Seller shall have no liability to any Buyer Indemnified Party under this Section 13(a) or otherwise for any breach of any representation, warranty, covenant or agreement contained herein unless such Buyer Indemnified Party shall have delivered a Claim Notice (as hereinafter defined) with respect to such breach prior to 5 p.m. New York City time on the date that is (i) ninety (90) days after the date hereof if such claim relates to a Loan Interest, (ii) the date that is ninety (90) days after the Ciena Loan Closing Date if such claim relates to the Ciena Loan Interest, or (iii) the date that is ninety (90) days after the applicable Option Loan Closing Date with respect to any Option Loan Interest that is sold to Buyer hereunder if such claim relates to such Option Loan Interest (the applicable date and time, in each case, the “Indemnification Deadline”); provided, further, that the Indemnification Deadline shall not apply to any Claim relating to or arising out of any breach of Seller’s representations and warranties contained in Sections 10(a), (b), (c), (d), (g) and (k) hereof (the “Fundamental Seller Representations”).
          (b) Buyer hereby agrees to indemnify and hold harmless Seller and each of its Affiliates and each of their respective officers, directors, shareholders, members, partners, employees, agents and representatives (each a “Seller Indemnified Party” and together with the Buyer Indemnified Parties, each an “Indemnified Party”) from and against all Damages incurred by a Seller Indemnified Party to the extent arising from or related to any material breach of any representation, warranty, covenant or agreement of Buyer contained in this Agreement; provided, however, that Buyer shall have no liability to any Seller Indemnified Party under this Section 13(b) or otherwise for any breach of any representation, warranty, covenant or agreement contained herein unless such Seller Indemnified Party shall have delivered a Claim Notice with respect to such breach prior to the applicable Indemnification Deadline; provided, further, that the Indemnification Deadline shall not apply to any Claim relating to or arising out of any breach of Buyer’s representations and warranties contained in Sections 11(a), (b), (c), (d) and (e) hereof (the “Fundamental Buyer Representations”).
          (c) Promptly (and in any event within thirty (30) days) after receipt by an Indemnified Party of notice of the assertion of a claim by a third-party against it with respect to which the Indemnified Party wishes to claim indemnification under Section 13(a) or 13(b), as applicable, such Indemnified Party shall give written notice to the other party (the “Indemnifying Party”) of the assertion of such claim (indicating whether the claim relates to a Loan or Loan Interest, the Ciena Loan or Ciena Loan Interest, or an Option Loan or Option Loan Interest, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall not be conclusive of the final amount of such claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto (a “Claim Notice”); provided, however, that the failure to provide a Claim Notice to the Indemnifying Party will not relieve the Indemnifying Party of any liability or obligation owed to any Indemnified Party hereunder, except to the extent that the Claim Notice is delivered after the applicable Indemnification Deadline. If an Indemnified Party delivers a Claim Notice to the Indemnifying Party, then the Indemnifying Party shall have the exclusive right (but not the obligation), as its sole cost and expense, to contest, defend or settle such claim so long as it delivers written notice to the applicable Indemnified Party within ten (10) days of receiving the applicable Claim Notice indicating that it is irrevocably exercising such right; provided, however, that if the Indemnifying Party assumes the defense of such claim, no compromise or settlement of such claim may be effected by it without the Indemnified Party’s consent (which consent shall not be unreasonably withheld or delayed) unless (i) there is no finding or admission or agreement of any material violation of applicable law by the Indemnified Party or (ii) there is no imposition of a consent order, injunction or decree that would restrict the future activity or conduct of the Indemnified Party; provided, further, that if the Indemnifying Party assumes the defense of such claim, then the Indemnified Party shall have the right (but not the obligation) to reasonably participate in the defense of such claim at its sole cost and expense.
          (d) Notwithstanding anything to the contrary in this Agreement, in no event shall (i) Seller be required to indemnify the Buyer Indemnified Parties under this Agreement for any Damages in excess of 25% of the aggregate purchase price paid by Buyer for the Loan Interests, the Ciena Loan Interest and any Option Loan Interests sold to Buyer hereunder (the “Cap”), (ii) Buyer be required to indemnify any Seller Indemnified Parties for any Damages in excess of the Cap, or (iii) either Party be required to indemnify an Indemnified Party to the extent any related Damages were attributable to such Indemnified Party’s gross negligence or willful misconduct. For the avoidance of doubt, the foregoing limitation shall apply to any claim with respect to the Loan Interests, the Ciena Loan Interest and any Option Loan Interests sold to Buyer hereunder collectively; provided, however, that the Cap shall not apply to any Damages related to or arising out of any breaches of the Fundamental Seller Representations or the Fundamental Buyer Representations.
          (e) Except for equitable relief for claims based on fraud, and except for the matters addressed in Section 14 hereof (which shall be subject to the indemnification rights specifically provided for therein), the sole remedy of either party for any alleged breach of any representation or warranty contained in this Agreement or for failure to perform any covenant, agreement or obligation contained in this Agreement, shall be as set forth in this Section 13.
          (f) Notwithstanding anything contained herein to the contrary, (i) in no event shall any Indemnification Deadline or Cap apply to Claims made or Damages incurred by Buyer relating to or arising out of any breach of any representations, warranties, covenants or agreements of Seller resulting from the fraudulent conduct or intentional misrepresentation of Seller, and (ii) in no event shall any Indemnification Deadline or Cap apply to Claims made or Damages incurred by Seller relating to or arising out of any breach of any representations, warranties, covenants or agreements of Buyer resulting from the fraudulent conduct or intentional misrepresentation of Buyer.
     Section 14. Collections. Buyer and Seller each agree that, in the event that after one party hereto pays or transfers any funds required by Section 2 hereof to the other party hereto, as applicable, such funds are sought to be recovered from the remitting party by the payor of such funds or a representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference, then the party from whom such funds are being sought shall promptly so advise the other party in writing (the “Preference Notice”). To the extent that Buyer delivers a Preference Notice to Seller and the claim underlying such Preference Notice relates to, in the case of the Loans, the period prior to the date hereof, in the case of the Ciena Loan, the period prior to the Ciena Loan Closing Date or, in the case of the Option Loans, the period prior to the applicable Option Loan Closing Date, then Seller shall have the exclusive right (but not the obligation), at its sole cost and expense, to contest, defend or settle such claim so long as Seller delivers written notice to Buyer within ten (10) days of receiving the applicable Preference Notice indicating that Seller is irrevocably exercising such right. To the extent that Seller delivers a Preference Notice to Buyer and the claim underlying such Preference Notice relates to, in the case of the Loans, the period from and after the date hereof, in the case of the Ciena Loan, the period from and after the Ciena Loan Closing Date or, in the case of the Option Loans, the period from and after the applicable Option Loan Closing Date, then Buyer shall have the exclusive right (but not the obligation), at its sole cost and expense, to contest, defend or settle such claim so long as Buyer delivers written notice to Seller within ten (10) days of receiving the applicable Preference Notice indicating that Buyer is irrevocably exercising such right. Buyer shall indemnify the Seller Indemnified Parties for, and hold the Seller Indemnified Parties harmless from, any loss or expense arising out of or on account of such claim to the extent such claim relates to, in the case of the Loans, the period from and after the date hereof, in the case of the Ciena Loan, the period from and after the Ciena Loan Closing Date and, in the case of the Option Loans, the period from and after the applicable Option Loan Closing Date; Seller shall indemnify the Buyer Indemnified Parties for, and hold the Buyer Indemnified Parties harmless from, any loss or expense arising out of or on account of such claim to the extent such claim relates to, in the case of the Loans, the period prior to the date hereof, in the case of the Ciena Loan, the period prior to the Ciena Loan Closing Date and, in the case of the Option Loans, the period prior to the applicable Option Loan Closing Date.
     Section 15. Termination of Financing Statements. Effective as of the date hereof, Seller hereby authorizes Buyer at Buyer’s sole cost to: (a) assign or terminate all existing Uniform Commercial Code financing statements or other filings in which Seller is the secured party and any borrower with respect to the Loans is the debtor in any jurisdiction necessary and (b) execute such other agreements or take such other action as Buyer may reasonably require in connection with the assignment of the Loan Interests and the related Loan Property to Buyer. Effective as of the Ciena Loan Closing, Seller hereby authorizes Buyer at Buyer’s sole cost to: (a) assign or terminate all existing Uniform Commercial Code financing statements or other filings in which Seller is the secured party and any borrower with respect to the Ciena Loan is the debtor in any jurisdiction necessary and (b) execute such other agreements or take such other action as Buyer may reasonably require in connection with the assignment of the Ciena Loan Interest and the related Ciena Loan Property to Buyer. Effective as of the applicable Option Loan Closing Date with respect to any Option Loan Interests sold to Buyer hereunder, Seller hereby authorizes Buyer at Buyer’s sole cost to: (a) assign or terminate all existing Uniform Commercial Code financing statements or other filings in which Seller is the secured party and any borrower with respect to the relevant Option Loans is the debtor in any jurisdiction necessary and (b) execute such other agreements or take such other action as Buyer may reasonably require in connection with the assignment of such Option Loan Interests and the related Option Loan Property to Buyer.
     Section 16. Survival of Representations and Warranties. The representations and warranties given by Seller and by Buyer herein shall survive the closing of the purchase and sale of the Loan Interests, the Ciena Loan Interest or the relevant Option Loan Interests and related Loan Property, Ciena Loan Property and Option Loan Property, as the case may be, until the applicable Indemnification Deadline; provided, however, that if a claim for breach of any such representation or warranty is properly made prior to the applicable Indemnification

Deadline pursuant to Section 13 hereof, such representation or warranty shall survive until such claim is resolved.
     Section 17. Definition of Affiliate. For purposes of this Agreement, “Affiliate” shall mean, with respect to a Party, any other person that controls, is controlled by or is under common control with such Party.
     Section 18. Expenses. Each party shall pay its own expenses incurred in connection with the transactions contemplated hereby; provided, however, that Buyer shall pay any and all expenses associated with securing endorsements to the Title Policies assigning Seller’s beneficial interest to Buyer.
     Section 19. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or if sent by facsimile transmission which provides a confirmation of delivery, with a confirmation copy sent simultaneously by personal delivery, U.S. Mail or a nationally recognized overnight courier, or, if by other means, when received by the other party, at the address as follows:
(i)	If to Seller:

Care Investment Trust Inc. c/o CIT Healthcare LLC 505 Fifth Avenue 6th Floor New York, NY 10017 Attention: Chief Executive Officer Facsimile: (800) 756-3021

With a copy to:

McDermott Will & Emery LLP 600 13th Street, N.W. Washington, DC 20005 Attention: Karen Dewis Facsimile: (202) 756-8087

(ii)	if to Buyer:

CapitalSource Bank c/o CapitalSource Finance LLC 30699 Russell Ranch Rd., Suite 200 Westlake Village, California 91362 Attention: James J. Pieczynski Facsimile: (818) 597-7851

With a copy to:

CapitalSource Finance LLC 30699 Russell Ranch Rd., Suite 200 Westlake Village, California 91362 Attention: Associate General Counsel — Healthcare Real Estate Facsimile: (818) 597-7851

With a copy to:

CapitalSource Bank c/o CapitalSource Finance LLC 4445 Willard Avenue, 12th Floor Chevy Chase, Maryland 20815 Attention: Scott Lessne, Esq. Facsimile: (301) 841-2340
or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at or refused or rejected at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).
     Section 20. Governing Law. This Agreement shall be governed by, and construed in accordance with the internal substantive laws of the State of New York without regard to conflict of laws principles of the State of New York or any other jurisdiction to the extent that such principles would permit or require the application of laws of another jurisdiction.
     Section 21. Further Agreements. Buyer and Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
     Section 22. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Seller and Buyer and their respective successors and permitted assigns. This Agreement cannot be assigned, pledged or hypothecated by Seller or Buyer without the consent of the other party to this Agreement; provided, however, that Buyer may assign this Agreement to any of its Affiliates.

     Section 23. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (PDF) transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.
     Section 24. Headings; Schedules. The headings of the sections of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or be used in any manner in the interpretation of this Agreement. Capitalized terms used, but not otherwise defined, in the schedules to this Agreement shall have the meaning ascribed to such terms in this Agreement.
     Section 25. Interpretation. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.
     Section 26. Partial Invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.
     Section 27. Entire Agreement. This Agreement and the Schedules and Exhibits hereto contain the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a subsequent written instrument signed by Seller and Buyer.

     IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER: CARE INVESTMENT TRUST INC., a Maryland corporation
By:	/s/ F. Scott Kellman
	Name:	F. Scott Kellman
	Title:	President and Chief Executive Officer

(Signature Page to Loan Purchase Agreement)

BUYER: CAPITALSOURCE BANK, a California industrial bank
By:	/s/ Amy Heller
	Name:	Amy Heller
	Title:	Bank Officer

(Signature Page to Loan Purchase Agreement)

Schedule 1(a) — Schedule of Loans and Initial Purchase Price

						Outstanding	Percentage			Deposit Collected
					Sole	Principal Amount	Adjustment	Buyer’s Payment		(not held in
	Common Name of Land		Lender(s) /	Seller’s	Lender of	represented by	for Buyer	for Outstanding		segregated cash	Initial Purchase
Loan Name	and Improvements	Borrower	Agent	Participation %	Record	Loan Interests	Valuation	Principal Amount	Interest Due	account)	Price
GEORGETOWN	Park Place Care Center	Georgetown Investors, LLC	Care / Care	100%	Yes	$5,934,442.65	100.00	$5,934,442.65	$17,556.06	$0.00	$5,951,998.71
INVESTORS, LLC	Park Place Assisted Living
(Granite — Park Place)

GRANITE -GRACYWOODS	Gracywoods II Living Center	Granite Gracywoods II, LP	Care/CIT	100%	Yes	4,538,000.00	90.80	4,120,504.00	13,424.92	0.00	4,133,928.92

AMERICAN SENIOR LIVING	Ivy Hall Nursing Home	American Senior Living Communities MD	Care/CIT	100%	Yes	8,871,394.59	94.30	8,365,725.10	14,827.24	0.00	8,380,552.34
		I, LLC ASLC Opco MD I, LLC
		ASLC Realty MD I, LLC

GRANITE — CORPUS	Westwood Manor	Granite Murrieta, LLC	Care/CIT	100%	Yes	6,424,590.94	100.00	6,424,590.94	19,006.08	0.00	6.443,597.02
	Coastal Palms Nursing Center	Granite El Camino, LLC
	River Ridge Nursing Center	Granite Pacific Park, LLC
		C.C. Acquisition Partners, LP
		Yadah Yadah Yadah LLC
		GSH P-5 TIC 5 Ruthie Howard Trust,
		Delaware LLC
		GSH P-5 TIC 6 Henry Weingarten Trust,
		Delaware LLC

Total						$25,768,428.18		$24,845,262.69	$64,814.30	$0.00	$24,910,076.99

Schedule 1(b) — Ciena Loan Schedule

						Outstanding
						Principal Amount	Percentage	Buyer’s Payment
					Sole	represented by	Adjustment	for Outstanding		Deposit Collected
	Common Name of Land		Lender(s) /	Seller’s	Lender of	Ciena Loan	for Buyer	Principal Amount		(not held in segregated	Ciena Loan
Loan Name	and Improvements	Borrower	Agent	Participation %	Record	Interest(1)	Valuation	(2)	Interest Due (3)	cash account) (4)	Purchase Price (5)
CIENA	Manor of Novi Manor	Novi Senior Leasing, LLC	Care / Care	100%	Yes	TBD	100.00	TBD	TBD	TBD	TBD (6)
(FARMINGTON/NOVI)	of Farmington Hills	Farmington Hills Senior Leasing, LLC

Footnotes:

(1)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of Outstanding Principal Amount represented by Ciena Loan Interest with respect to the Ciena Loan as of the Ciena Loan Closing Date.

(2)	The item identified as “TBD” in this column shall be replaced with the amount calculated by multiplying the amounts set forth in the columns entitled “Outstanding Principal Amount represented by Ciena Loan Interest” and “Percentage Adjustment for Buyer Valuation”.

(3)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of unpaid interest with respect to the Ciena Loan that has accrued and will accrue to and including the Ciena Loan Closing Date.

(4)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of deposits held by Seller with respect to the Ciena Loan as of the Ciena Loan Closing Date.

(5)	The item identified as “TBD” in this column shall be replaced with the amount equal to the sum of (i) the amount set forth in the column entitled “Buyer’s Payment for Outstanding Principal Amount” with respect to the Ciena Loan, plus (ii) the amount set forth in the column entitled “Interest Due” with respect to the Ciena Loan minus (iii) the amount set form in the column entitled “Deposit Collected” with respect to the Ciena Loan.

(6)	This amount shall be the Ciena Loan Purchase Price.

Schedule 1(c) — Option Loan Schedule — Avamere

						Outstanding				Deposit
						Principal		Buyer’s		Collected
	Common					Amount	Percentage	Payment for		(not held in	Option
	Name of			Seller’s	Sole	represented by	Adjustment	Outstanding		segregated	Loan
	Land and		Lender(s) /	Participation	Lender of	Option Loan	for Buyer	Principal	Interest	cash	Purchase
Loan Name	Improvements	Borrower	Agent	%	Record	Interests (1)	Valuation	Amount (2)	Due (3)	account) (4)	Price (5)
Avamere Health Services (STL)	Lebanon Rehab & Specialty Care Bel Air Rehab Heritage Rehab & Specialty Care Twin Oaks Rehab & Specialty Care Crestview Nursing Waterford at Three Fountains St. Francis Extended Health The Pearl Riverpark Nursing & Rehab Keizer Campus	Avamere Group, LLC Avamere Lake Oswego Investors, LLC Keizer Campus, LLC Sweet Home Properties, LLC Lebanon Properties, LLC Avamere Heritage Properties, LLC Avamere Bel Air Properties, LLC Spring Street Properties, LLC Alexander Loop Properties, LLC 30th Avenue Properties, LLC Squalicum Properties, LLC Monarca Citta, LLC	Care / Bank of America NA FKA LaSalle	30%	No	TBD	88.00	TBD	TBD	TBD	TBD (6)

Avamere Health Services (Construction)	Same as above	Same as above	Care / Bank of America NA FKA LaSalle	30%	No	TBD	88.00	TBD	TBD	TBD	TBD (6)
Footnotes:

(1)	The items identified as “TBD” in this column shall be replaced with the aggregate amount of Outstanding Principal Amount represented by Option Loan Interests with respect to the Avamere Option Loan as of the applicable Option Loan Closing Date.

(2)	The items identified as “TBD” in this column shall be replaced with the amount calculated by multiplying the amounts set forth in the columns entitled “Outstanding Principal Amount represented by Option Loan Interests” and “Percentage Adjustment for Buyer Valuation”.

(3)	The items identified as “TBD” in this column shall be replaced with the aggregate amount of unpaid interest with respect to the Avamere Option Loan that has accrued and will accrue to and including the applicable Option Loan Closing Date.

(4)	The items identified as “TBD” in this column shall be replaced with the aggregate amount of deposits held by Seller with respect to the Avamere Option Loan as of the applicable Option Loan Closing Date.

(5)	The items identified as “TBD” in this column shall be replaced with the amount equal to the sum of (i) the amount set forth in the column entitled “Buyer’s Payment for Outstanding Principal Amount” with respect to the Avamere Option Loan, plus (ii) the amount set forth in the column entitled “Interest Due” with respect to the Avamere Option Loan, minus (iii) the amount set forth in the column entitled “Deposit Collected” with respect to the Avamere Option Loan.

(6)	This amount shall be the Option Loan Purchase Price with respect to the Avamere Option Loan.

Schedule 1(d) — Option Loan Schedule — Nexion

						Outstanding				Deposit
						Principal		Buyer’s		Collected
	Common					Amount	Percentage	Payment for		(not held in	Option
	Name of			Seller’s	Sole	represented by	Adjustment	Outstanding		segregated	Loan
	Land and		Lender(s)	Participation	Lender of	Option Loan	for Buyer	Principal	Interest	cash	Purchase
Loan Name	Improvements	Borrower	/ Agent	%	Record	Interest (1)	Valuation	Amount (2)	Due (3)	account) (4)	Price (5)
NEXION HEALTH AT CHERRY CREEK, INC.	Cherry Creek Nursing Center	Nexion Health at Cherry Creek, Inc	Care / CIT	100%	Yes	TBD	83.70	TBD	TBD	TBD	TBD (6)
Footnotes.

(1)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of Outstanding Principal Amount represented by Option Loan Interest with respect to the Nexion Option Loan as of the applicable Option Loan Closing Date.

(2)	The item identified as “TBD” in this column shall be replaced with the amount calculated by multiplying the amounts set forth in the columns entitled “Outstanding Principal Amount represented by Option Loan Interest” and “Percentage Adjustment for Buyer Valuation”.

(3)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of unpaid interest with respect to the Nexion Option Loan that has accrued and will accrue to and including the applicable Option Loan Closing Date.

(4)	The item identified as “TBD” in this column shall be replaced with the aggregate amount of deposits held by Seller with respect to the Nexion Option Loan as of the applicable Option Loan Closing Date.

(5)	The item identified as “TBD” in this column shall be replaced with the amount equal to the sum of (i) the amount set forth in the column entitled “Buyer’s Payment for Outstanding Principal Amount” with respect to the Nexion Option Loan, plus (ii) the amount set forth in the column entitled “Interest Due” with respect to the Nexion Option Loan, minus (iii) the amount set forth in the column entitled “Deposit Collected” with respect to the Nexion Option Loan.

(6)	This amount shall be the Option Loan Purchase Price with respect to the Nexion Option Loan.

7091470 11/8/2005 11:59:32 PM OR Sec. of State UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] UCC Filing Desk — (651) 227-7575 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGEMENT TO: (Name and Address) US CORPORATE SERVICES/CSC PO Box 65607 St. Paul, MN 55165 m399770 Mr. 1. DEBTORS EXACT FULL LEGAL NAME — Insert only one debtor name (1a of 1b) — do not abbreviate or combine names: 1a. ORGANIZATION NAME AVAMERE LAKE OSWEGO INVESTORS, LLC OR 1b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 25117 SW PKWY, SUITE F WILSONVILLE OR 97070 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. Type of Organization 1f. Jurisdiction of 1g. Organizational SSN or EIN DEBTOR Organization ID, if any LLC OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a.ORGANIZATION NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # ADD INFO RE ORGANIZATION 2E. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, IF ANY NONE 3. Secured party’s Name (or Name of total Assignee of Assignor s/p) — Insert only one secured party name (3a or 3b) 3a.ORGANIZATION NAME OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1111 W. SAN MARNAN WATERLOO IA 50701 USA 4. This Financing Statement covers the following collateral: ANY AND ALL EQUIPMENT.FIXTRES.INVENTORY, GOODS AND SOFTWARE FINANCED BY OR LEASED FROM VGM FINANCIAL SERVICES AND THAT ARE SUBJECT OF AN AGREEMENT BETWEEN DEBTOR AND VGM FINANCIAL SERVICES, OF ANY KIND OR NATURE WHATSOEVER, WHEREVER LOCATED, WHETHER NOW OWNED OR HEREAFTER ACQUIRED,. AND ALL RETURNS, REPOSSESSIONS, SUBSTITUTIONS, REPLACEMENT PARTS, ADDITIONS, ACCESSORIES, AND ACCESSIONS THERETO AND THEREOF, AND ALL PROCEEDS THEREOF. ANY AND ALL OF DEBTOR’S ACCOUNTS, MONEY, GENERAL INTANGIBLES, INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCCNLING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 6138/2006100116 REF# 493492 FILING OFFICE COPY — NATIONAL UCCFINANCING STATEMENT (FORM UCC1) (REV 07/29/98)

7120455 12/15/2005 2:12:52 PM OR Sec. of State UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] DILIGENZ, INC. 1-800-858-5294 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGEMENT TO: (Name and Address) 16602792 PREPPARED BY: DILIGENZ, INC. 6500 HARBOUR HEIGHTS PKWY, SUITE 400 MUKILTEO, WA 98275 Filed in Oregon (S.O.S.) 1. DEBTORS EXACT FULL LEGAL NAME — Insert only one debtor name (1a of 1b) — do not abbreviate or combine names: 1a. ORGANIZATION NAME AVAMERE LAKE OSWEGO INVESTORS, LLC OR 1b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 25117 SW PKWY, SUITE F WILSONVILLE OR 97070 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. Type of Organization 1f. Jurisdiction of 1g. Organizational SSN or EIN DEBTOR Organization ID, if any LLC OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a.ORGANIZATION NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # ADD INFO RE ORGANIZATION 2E. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, IF ANY NONE 3. Secured party’s Name (or Name of total Assignee of Assignor s/p) — Insert only one secured party name (3a or 3b) 3a.ORGANIZATION NAME OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1111 W. SAN MARNAN WATERLOO IA 50701 USA 4. This Financing Statement covers the following collateral: ANY AND ALL EQUIPMENT.FIXTRES.INVENTORY, GOODS AND SOFTWARE FINANCED BY OR LEASED FROM VGM FINANCIAL SERVICES AND THAT ARE SUBJECT OF AN AGREEMENT BETWEEN DEBTOR AND VGM FINANCIAL SERVICES, OF ANY KIND OR NATURE WHATSOEVER, WHEREVER LOCATED, WHETHER NOW OWNED OR HEREAFTER ACQUIRED,. AND ALL RETURNS, REPOSSESSIONS, SUBSTITUTIONS, REPLACEMENT PARTS, ADDITIONS, ACCESSORIES, AND ACCESSIONS THERETO AND THEREOF, AND ALL PROCEEDS THEREOF. ANY AND ALL OF DEBTOR’S ACCOUNTS, MONEY, GENERAL INTANGIBLES, INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCCNLING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 6138/2005110474 16602792 FILING OFFICE COPY — NATIONAL UCCFINANCING STATEMENT (FORM UCC1) (REV 07/29/98)

9000449807 7167627 2/6/2006 1:51:51 PM OR Sec. of State UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] DILIGENZ, INC. 1-800-858-5294 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGMENT TO: (Name and Address) 17545000 PREPARED BY: DILIGENZ, INC. 6500 HARBOUR HEIGHTS PKWY, SUITE 400 MUKILTEO, WA 98275 Filed in: Oregon (S.O.S.) 1. DEBTOR’S EXACT FULL LEGAL NAME — Insert only one debtor name (1a or 1b) — do not abbreviate or combine names: 1a. ORGANIZATION’S NAME AVAMERE LAKE OSWEGO INVESTORS, LLC OR 1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 25117 SW PKWY, STE F WILSONVILLE OR 97070 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF 1g. Organizational SSN OR EIN DEBTOR Organization ID, if any CORP. OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a. ORGANIZATION’S NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # ADD INFO RE ORGANIZATION 2e. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATIONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, if any NONE 3. SECURED PARTY’S NAME (or Name of TOTAL ASSIGNEE OF ASSIGNOR S/P) — Insert only one secured party name (3a or 3b) 3a. ORGANIZATION NAME OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1111 W. SAN MARNAN WATERLOO IA 50701 USA 4. This FINANCING STATEMENT covers the following collateral: ANY AND ALL EQUIPMENT FIXTURES.INVENTORY, GOODS AND SOFTWARE FINANCED BY OR LEASED FROM VGM FINANCIAL SERVICES AND THAT ARE SUBJECT OF AN AGREEMENT BETWEEN DEBTOR AND VGM FINANCIAL SERVICES, OF ANY KIND OR NATURE WHATSOEVER, WHEREVER LOCATED, WHETHER NOW OWNED OR HEREAFTER ACQUIRED,. AND ALL RETURNS, REPOSSESSIONS, SUBSTITUTIONS, REPLACEMENT PARTS, ADDITIONS, ACCESSORIES, AND ACCESSIONS THERETO AND THEREOF, AND ALL PROCEEDS THEREOF. ANY AND ALL OF DEBTOR’S ACCOUNTS, MONEY, GENERAL INTANGIBLES, INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCC FILING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 6138/2006010517 17545000 FILING OFFICE COPY — NATIONAL UCCFINANCING STATEMENT (FORM UCC1) (REV 07/29/98)

7181730 2/22/2006 2:13:42 PM OR Sec. of State UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] DILIGENZ, INC. 1-800-858-5294 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGEMENT TO: (Name and Address) 17852921 PREPARED BY: DILIGENZ, INC. 6500 HARBOUR HEIGHTS PKWY, SUITE 400 MUKILTEO, WA 98275 Filed in: Oregon (S.O.S) 1. DEBTORS EXACT FULL LEGAL NAME — Insert only one debtor name (1a of 1b) — do not abbreviate or combine names: 1a. ORGANIZATION NAME AVAMERE LAKE OSWEGO INVESTORS, LLC OR 1b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 25117 SW PKWY, SUITE F WILSONVILLE OR 97070 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. Type of Organization 1f. Jurisdiction of 1g. Organizational SSN or EIN DEBTOR Organization ID, if any CORP. OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a.ORGANIZATION NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # ADD INFO RE ORGANIZATION 2E. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, IF ANY NONE 3. Secured party’s Name (or Name of total Assignee of Assignor s/p) — Insert only one secured party name (3a or 3b) 3a.ORGANIZATION NAME OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1111 W. SAN MARNAN WATERLOO IA 50701 USA 4. This Financing Statement covers the following collateral: ANY AND ALL EQUIPMENT.FIXTRES.INVENTORY, GOODS AND SOFTWARE FINANCED BY OR LEASED FROM VGM FINANCIAL SERVICES AND THAT ARE SUBJECT OF AN AGREEMENT BETWEEN DEBTOR AND VGM FINANCIAL SERVICES, OF ANY KIND OR NATURE WHATSOEVER, WHEREVER LOCATED, WHETHER NOW OWNED OR HEREAFTER ACQUIRED,. AND ALL RETURNS, REPOSSESSIONS, SUBSTITUTIONS, REPLACEMENT PARTS, ADDITIONS, ACCESSORIES, AND ACCESSIONS THERETO AND THEREOF, AND ALL PROCEEDS THEREOF. ANY AND ALL OF DEBTOR’S ACCOUNTS, MONEY, GENERAL INTANGIBLES, INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCCNLING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 6138/2006020296 17852921 FILING OFFICE COPY — NATIONAL UCCFINANCING STATEMENT (FORM UCC1) (REV 07/29/98)

[redacted]

9000501007

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Filed In: Oregon (S.O.S.)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. ORGANIZATION'S NAME: AVAMERE LAKE OSWEGO INVESTORS, LLC				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 25117 SW PKWY, SUITE F	CITY: WILSONVILLE	STATE: OR	POSTAL CODE: 97070	COUNTRY: USA
1d. TAX ID #: SSN OR EIN / ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: CORP.	1f. JURISDICTION OF ORGANIZATION: OR	1g. ORGANIZATIONAL ID #, if any: 237152-95	☐ NONE

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN / ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3a. ORGANIZATION'S NAME: VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC.				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 1111 W. SAN MARNAN	CITY: WATERLOO	STATE: IA	POSTAL CODE: 50701	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA
6138/2006020383 17935153

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

9000501007 7185114 2/27/2006 2:10:26 PM OR Sec. of State UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] DILIGENZ, INC. 1-800-858-5294 THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGEMENT TO: (Name and Address) 17935153 PREPARED BY: DILIGENZ, INC. 6500 HARBOUR HEIGHTS PKWY, SUITE 400 MUKILTEO, WA 98275 Filed in: Oregon (S.O.S) 1. DEBTORS EXACT FULL LEGAL NAME — Insert only one debtor name (1a of 1b) — do not abbreviate or combine names: 1a. ORGANIZATION NAME AVAMERE LAKE OSWEGO INVESTORS, LLC OR 1b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 25117 SW PKWY, SUITE F WILSONVILLE OR 97070 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. Type of Organization 1f. Jurisdiction of 1g. Organizational SSN or EIN DEBTOR Organization ID, if any CORP. OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a.ORGANIZATION NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2d. TAX ID # ADD INFO RE ORGANIZATION 2E. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, IF ANY NONE 3. Secured party’s Name (or Name of total Assignee of Assignor s/p) — Insert only one secured party name (3a or 3b) 3a.ORGANIZATION NAME OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 1111 W. SAN MARNAN WATERLOO IA 50701 USA 4. This Financing Statement covers the following collateral: ANY AND ALL EQUIPMENT.FIXTRES.INVENTORY, GOODS AND SOFTWARE FINANCED BY OR LEASED FROM VGM FINANCIAL SERVICES AND THAT ARE SUBJECT OF AN AGREEMENT BETWEEN DEBTOR AND VGM FINANCIAL SERVICES, OF ANY KIND OR NATURE WHATSOEVER, WHEREVER LOCATED, WHETHER NOW OWNED OR HEREAFTER ACQUIRED,. AND ALL RETURNS, REPOSSESSIONS, SUBSTITUTIONS, REPLACEMENT PARTS, ADDITIONS, ACCESSORIES, AND ACCESSIONS THERETO AND THEREOF, AND ALL PROCEEDS THEREOF. ANY AND ALL OF DEBTOR’S ACCOUNTS, MONEY, GENERAL INTANGIBLES, INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCCNLING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 6138/2006020383 17935153 FILING OFFICE COPY — NATIONAL UCCFINANCING STATEMENT (FORM UCC1) (REV 07/29/98)

[redacted]

Reel 2451 Page 215

Fidelity National Title 503754

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. ORGANIZATION'S NAME				
OR 1b. INDIVIDUAL'S LAST NAME: JIMENEZ	FIRST NAME: JOSE	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 2914 MOBLEY	CITY: SAN DIEGO	STATE: CA	POSTAL CODE: 92123	COUNTRY: USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: Individual	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any: ☒ NONE	

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME: JIMENEZ	FIRST NAME: DAMIAN	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS: PO BOX 23782	CITY: SAN DIEGO	STATE: CA	POSTAL CODE: 23782	COUNTRY: USA
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION: Individual	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any: ☒ NONE	

3a. ORGANIZATION'S NAME: West Coast Bank				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: c/o West Coast Credit Center, 25977 SW Canyon	CITY: Wilsonville	STATE: OR	POSTAL CODE: 97070	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All Fixtures; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☒ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

65000568

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Harland Financial Solutions
400 S.W. 6th Avenue, Portland, Oregon 97204

Fidelity National Title 503754 Reel 2451 Page 215 UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS (front and back) CAREFULLY A. NAME & PHONE OF CONTACT AT FILER [optional] THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY B. SEND ACKNOWLEDGEMENT TO: (Name and Address) WEST COAST BANK WEST COAST CREDIT CENTER P. O. BOX 8000 WILSONVILLE, OR 97070 1. DEBTORS EXACT FULL LEGAL NAME — Insert only one debtor name (1a of 1b) — do not abbreviate or combine names: 1a. ORGANIZATION NAME OR 1b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX JIMENEZ JOSE 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 2914 MOBLEY SAN DIEGO CA 92128 USA 1d. TAX ID # ADD INFO RE ORGANIZATION 1e. Type of Organization 1f. Jurisdiction of 1g. Organizational SSN or EIN DEBTOR Organization ID, if any CORP. OR 237152-95 NONE 2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME — Insert only one of debtor name (2a or 2b) — do not a abbreviate or combine names: 2a.ORGANIZATION NAME OR 2b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX JIMENEZ DAMIAN 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY PO BOX 23782 SAN DIEGO CA 23782 USA 2d. TAX ID # ADD INFO RE ORGANIZATION 2E. TYPE OF 2f. Jurisdiction OF 2g. ORGANIZATONAL SSN OR EIN DEBTOR ORGANIZATION ORGANIZATION ID, IF ANY NONE 3. Secured party’s Name (or Name of total Assignee of Assignor s/p) — Insert only one secured party name (3a or 3b) 3a.ORGANIZATION NAME West Coast Bank OR VGM FINANCIAL SERVICES A DIVISION OF TCF EQUIPMENT FINANCE, INC. 3b. INDIVIDUAL LAST NAME FIRST NAME MIDDLE NAME SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY c/o West Coast Wilsonville OR 97070 USA Credit Center, 25977 SW Canyon 4. This Financing Statement covers the following collateral: All Fixtures; whether any of the foregoing is owned now or acquired later; all accessories, additions replacements, and subsititutions relating to any of the foregoing; all records of any of the foregoing; all proceeds relating to any of the foregoing (Including Insurance, general Intangibles and accounts proceeds.) 5. ALTERNATIVE LESSEE / LESSOR CONSIGNEE / BAILEE / BAILOR SELLER / BUYER AG LIEN NON UCCNLING DESIGNATION (if CONSIGNOR applicable) 6. The FINANCING 7. Check to REQUEST All Debtors Debtor 1 Debtor 2 STATEMENT is to be SEARCH REPORT(?) or filed (or record) Debtor(s) (or recorded) in Additional FEES the REAL ESTATE RECORDS Attach Addendum ?????? If applicable 8. OPTIONAL FILER REFERENCE DATA 65000588 FILING OFFICE COPY — UCCFINANCING STATEMENT (FORM UCC1) (REV 07/22/02) Harland Fnancial Solutions 400 S.W. ??? Avenue, ???, Oregon 17204

UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

9a. ORGANIZATION'S NAME		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
JIMENEZ	JOSE	

10. MISCELLANEOUS:

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

11a. ORGANIZATION'S NAME					
KEIZER CAMPUS, LLC					
OR 11b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
11c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY
25117 SW PARKWAY, SUITE F	WILSONVILLE		OR	97070	USA
11d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any		
	LLC	OR	OR 248975-91		☐ NONE

12. ☐ ADDITIONAL SECURED PARTY'S or ☐ ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)

12a. ORGANIZATION'S NAME					
OR 12b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY

13. This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as-extracted collateral, or is filed as a ☒ fixture filing.

14. Description of real estate:

EXHIBIT A.

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

16. Additional collateral description:

17. Check only if applicable and check only one box.

Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent's Estate

18. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction — effective 30 years

☐ Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

Harland Financial Solutions, 400 S.W. 6th Avenue, Portland, Oregon 97204

JIMNEZ JOSE KEIZER CAMPUS, LLC 25117, SW PARKWAY, SUITE F WILSONVILLE OR 97070 USA EXHIBIT A ????

Order No. 00-503754-22
EXHIBIT “ONE”
PARCEL I:
Beginning at a point on the South line of and 396.91 feet North 89°28’30” West from the Southeast corner of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS, Marion County, Oregon, said beginning point being the Southeast corner of that certain tract of land described in Reel 200, Page 383, Marion County Deed Records; thence North 00°15’30” East along the East boundary line of said tract a distance of 228.00 feet to the Northeast corner thereof; thence South 89°28’3O” East 88.00 feet; thence South 00°15’30” West 228.00 feet to the South line of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS; thence North 89°28’30” West 88.00 feet to the point of beginning.
PARCEL II:
Beginning on the South line of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS in Township 6 South, Range 3 West of the Willamette Meridian, Marion County, Oregon, at an iron bar which is 411.91 feet North 89°28’30” West from the Southeast corner of said Lot; thence North 89°28’30” West along the South line of said Lot, 98.42 feet; thence North 00°06’ East 208.00 feet to an iron rod; thence North 89°28’30” West, parallel with the South line of said Lot 6, a distance of 100,000 feet to the relocated East line of River Road; thence North 00º08’ East along said East line 20.00 feet to an iron pipe on the South line of a tract of land conveyed to J.O. Williams by deed recorded in Volume 525, Page 16, Deed Records for said County and State; thence South 89º28’30” East along the South line of said Williams tract and the Easterly extension thereof, 213.92 feet to an iron pipe which is 15.00 feet South 88º28’30” East from the Southeast corner of said Williams tracts; thence South 00º15’30” West 228.00 feet to a point on the South line of said Lot 8; thence North 89°28’30”West 15.00 feet to the point of beginning.
ALSO: Beginning on the South line of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS In Township 6 South, Range 3 West of the Willamette Meridian, Marlon County, Oregon, 510.33 feet North 89º28’30” West from the Southeast corner of said Lot; thence North 00°08’ East 208.00 feet to an iron pipe; thence North 89º28’30” West, parallel with the South line of said Lot 8, a distance of 100.00 feet to the relocated east line of River Road; thence South 00°08’ West along said east line 208.00 feet to the point on the South line of said Lot 8, Thence South 89º28’30” East 100.00 feet to the point of beginning.
SAVE AND EXCEPT that portion conveyed to Marion County, a political subdivision, in deed recorded June 31, 1981, In Reel 254, Page 474, Film Records for Marlon County, Oregon.
PARCEL III:
Beginning at an iron pipe marking the Intersection of the Easterly right-of-way line of North River Road with the South line of Lot 7, CLAGGETT FRUIT AND GARDEN TRACTS, as said subdivision is platted and recorded in Book of Town Plats for Marion County, Oregon, and being situated in Township 6 South, Range 3 West of the Willamette Meridian In said County and State; thence North 00º02’50” East along the Easterly right-of-way line of said North River Road, a distance of 190.96 feet to an Iron pipe; thence North 89º83’30” East, a distance of 142.81 feet; thence South 65º40’40” East along a line to its point of intersection with a line bearing North 01º15’35” West, which line is the East line of the parcel described herein, thence South 01º15’35” East to an Iron pipe on the South line of said lot 7; which Iron pipe lies South 89º39’54” East 151.00 feet from the point of beginning; thence North 89°39’54” West along said South line, a distance of 151.00 feet to the point of beginning.
PARCEL IV:
Beginning at the Northwest corner of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS in Marion County, Oregon, said point of beginning being the Northwest corner of a tract of land conveyed to Robert M. Langhoff et al by deed recorded in Volume 403, Page 253, of the Marion County Deed Records; thence Easterly along the North line of Lot 8 and the North line of the said Langhoff tract; 244.00 feet the Northeast corner of the said Langhoff tract, thence

2

Order No. 00-503754-22
Southerly parallel with the West line of the said Lot 8, a distance of 102.00 feet; thence Westerly parallel with the North line of the said Lot 8, a distance of 244.00 feet to the West line thereof; thence Northerly along the West line of the said Lot 8, a distance of 102.00 feet to the place of beginning.
SAVE AND EXCEPT a strip 30.0 feet in width off the West side of the above described tract of land, same being a portion of the present county road.
PARCEL V:
Beginning at a point which is South 89°28’30” East 609.0 feet and South 0°15’30” West 90.0 feet from the Northwest corner of Lot 8 of CLAGGETT FRUIT AND GARDEN TRACTS, Marion County, Oregon, thence North 0°15’30” West 90.0 feet to the North line of said Lot 8; thence North 89°28’30” West 265.0 feet along said North line; thence South 0°15’30” East 102.0 feet; thence South 89°28’30” East 108.0 feet; thence South 0°15’30” West, 226.0 feet to the South line of said Lot 8 thence South 89°23’30” East 25.0 feet along said South line; thence North 0°15’30” East 180.0 feet; thence South 89°23’30” East 34.0 feet; thence Northeasterly 123 feet more or less to the point of beginning.
PARCEL VI:
Lot No. Eight (8) of the CLAGGETT FRUIT AND GARDEN TRACTS, as per the recorded plat now of record in the Recorder’s office in the County of Marion and State of Oregon.
SAVE AND EXCEPT the following described tract; Beginning at an iron bar on the South line of Lot (8) CLAGGETT FRUIT AND GARDEN TRACTS in Township 6 South, Range 3 West of the Williamette Meridian, Marion County, Oregon, (See Volume 6, Page 45, Record of Town Plats for said County and State), which is North 89°28’30” West 411.91 feet from the Southeast corner of said Lot; running thence North 89°28’30” West along the South line of said Lot 244.37 feet to the center line of North River Road and the Southwest corner of said Lot; thence North 00°15’30” East along the center line of said road and the West line of said Lot, 330.00 feet to the Northwest corner of said Lot; thence South 89°28’30” East along the North line of said Lot, 244.37 feet to an Iron pipe; thence South 00°15’30” West parallel with the West line of said Lot, 330.00 feet to the place of beginning, being a part of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS in Marion County, Oregon.
ALSO SAVE AND EXCEPT the following described tract, Beginning at an Iron bar on the South line of Lot Eight (8), CLAGGETT FRUIT AND GARDEN TRACTS in Township 6 South, Range 3 West of the Willamette Meridian, in Marion County, Oregon (See Volume 6, Page 45, Record of Town Plats for said County and State) which is North 89°28’39” West 411.91 feet from the Southeast corner of said Lot; thence North 0°15’30” East 228.0 feet, more or less, to the Southeast corner of a tract of land conveyed to J.O. Williams, et ux, by deed recorded in Volume 525, Page 16, Deed Records; thence East 15.0 feet; thence South 0°15’30” West 228.00 feet, more or less, to the South line of said Lot 8, thence North 89°28’30” West 15.0 feet to the point of beginning.
ALSO SAVE AND EXCEPT Beginning at a point on the South line of and 396.91 feet North 89°28’30” West from the Southeast corner of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS, Marion County, Oregon, said beginning point being the Southeast corner of that certain tract of land described in Reel 200, Page 383, Marion County Deed Records; thence North 00°15’30” East along the East boundary line of said tract a distance of 228.00 feet to the Northeast corner thereof; thence South 89°28’30” East 88.00 feet; thence South 00°15’30” West 228.00 feet to the South line of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS; thence North 89°28’30” West 88.00 feet to the point of beginning.
ALSO SAVE AND EXCEPT: Beginning at a point which is South 89°28’30” East 509.0 feet and South 0°15’30” West 90.0 feet from the Northwest corner of Lot 8, CLAGGETT FRUIT AND GARDEN TRACTS, Marion County, Oregon; thence North 0°15’30” West 90.0 feet to the North line of said Lot 8; thence North 89°28’30” West 285.0 feet along said North line; thence South 0°15’30” East 102.0 feet; thence South 89°28’30” East, 103.0 feet; thence South 0°15’30” West, 228.0 feet to the South line of said Lot 8; thence South 89°23’30”

3

Order No. 00-503754-22
East 25.0 feet along the said South line; thence North 0°15’30” East 160.0 feet; thence South 89°23’30” East 34.0 feet; thence Northeasterly 123 feet more or less, to the point of beginning.

4

Schedule 2(a) — List of Material Loan Agreements
GRANITE — CORPUS
Term Loan Promissory Note dated June 30, 2006 made by Granite Murrieta, LLC, Granite El Camino, LLC, Granite Pacific Park, LLC and C.C. Acquisition Partners, LP (collectively “Original Borrowers”) to CIT Healthcare LLC, as “Agent” in the original principal amount of $6,765,000
Financing Agreement dated June 30, 2006 among Original Borrowers, as “Borrowers” and CIT Healthcare LLC, as “Agent”
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated June 30, 2006 made by Original Borrowers to James C. Chadwick, as “Trustee” for the benefit of CIT Healthcare LLC as recorded in Nueces County, Texas as Instrument No. 2006033780
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated June 30, 2006 made by Original Borrowers to James C. Chadwick, as “Trustee” for the benefit of CIT Healthcare LLC as recorded in San Patricio County, Texas as Instrument No. 558279
UCC Financing Statements:
a.	Naming Granite Murrieta, LLC, Granite Pacific Park, LLC, Granite El Camino, LLC and C.C. Acquisition Partners, LP as “Debtor” and filed with the San Patricio County Clerk as Instrument No. 558280

b.	Naming Granite Murrieta, LLC, Granite Pacific Park, LLC, Granite El Camino, LLC and C.C. Acquisition Partners, LP as “Debtor” and filed with the Nueces County Clerk as Instrument No. 2006033781

c.	Naming Granite Murrieta, LLC and Granite Pacific Park, LLC as “Debtor” and filed with the Delaware Secretary of State as Instrument No. 20062269686

d.	Naming Granite El Camino, LLC as “Debtor” and filed with the California Secretary of State as Instrument No. 06-7076143246

e.	Naming C.C. Acquisition Partners, LP as “Debtor” and filed with the Texas Secretary of State as Instrument No. 06-002413290

f.	Naming GSH P-5 TIC 5 Ruthie Howard Trust, Delaware LLC and GSH P-5 TIC 6 Henry Weingarten Trust, Delaware, LLC as “Debtor” and filed with the Delaware Secretary of Sate as Instrument No. 20063063591

g.	Naming Yadah Yadah Yadah LLC as “Debtor” and filed in San Patricio County as Instrument No. 560364

h.	Naming GSH P-5 TIC 5 Ruthie Howard Trust, Delaware LLC and GSH P-5 TIC 6 Henry Weingarten Trust, Delaware, LLC as “Debtor” and filed in San Patricio County as Instrument No. 560363

i.	Naming Yadah Yadah Yadah LLC as “Debtor” and filed in Nueces County as Instrument No. 2006045339

j.	Naming GSH P-5 TIC 5 Ruthie Howard Trust, Delaware LLC and GSH P-5 TIC 6 Henry Weingarten Trust, Delaware, LLC as “Debtor” and filed in Nueces County as Instrument No. 2006045340

k.	Naming Yadah Yadah Yadah LLC as “Debtor” and filed with the California Secretary of State as Instrument No. 06-7084004594
Mortgagee Policy of Title Insurance No. G82-Z-008537 issued by Lawyers Title Insurance Corporation

Environmental Indemnity Agreement dated as of June 30, 2006 by Original Borrowers, Granite Investment Group and Allen Boerner in favor of CIT Healthcare LLC
Indemnity and Guaranty Agreement dated as of June 30, 2006 by Granite Investment Group and Allen Boerner in favor of CIT Healthcare LLC
Subordination, Non-Disturbance and Attornment Agreement dated June 30, 2006 by and among Original Borrowers, Granite Master Partners, L.P., PM Management-Portland NC, LLC, PM Management- Corpus Christi NC II, LLC, PM Management — Corpus Christi NC III, LLC recorded in Nueces County as Instrument No. 2006033784
Subordination, Non-Disturbance and Attornment Agreement dated June 30, 2006 by and among Original Borrowers, Granite Master Partners, L.P., PM Management-Portland NC, LLC, PM Management- Corpus Christi NC II, LLC, PM Management — Corpus Christi NC III, LLC recorded in San Patricio County as Instrument No. 558282
Consent of Manager and Subordination of Management Fees dated June 30, 2006 by and among Trisun Healthcare, LLC, as “Manager”, Original Borrowers, as “Borrowers” and CIT Healthcare LLC
Post-Closing Agreement dated June 30, 2006 between Original Borrower and CIT Healthcare LLC
Legal Opinion of Jackson Walker L.L.P. dated June 30, 2006 regarding Financing Agreement/Enforceability
Legal Opinion of Jackson Walker L.L.P. dated June 30, 2006 regarding Deed of Trust
Legal Opinion of Thomas & Simondi LLP dated June 30, 2006 regarding California matters
First Amendment to Financing Agreement dated as of July 28, 2006 among Original Borrowers and CIT Healthcare LLC
Joinder to Term Loan Promissory Note made as of October 15, 2007 by Original Borrowers, Yadah Yadah Yadah LLC, GSH P-5 TIC 5 Ruthie Howard Trust, Delaware, LLC and GSH P-5 TIC 6 Henry Weingarten Trust, Delaware LLC (collectively, “Joined Borrowers”, and together with the Original Borrowers, “Borrowers”) and Care QRS 2007 RE Holdings Corp.
Joinder Agreement and Second Amendment to Financing Agreement and Other Loan Documents dated August 31, 2006 by and among CIT Healthcare LLC, as “Agent” and “Lender” and Borrowers
Legal Opinion dated August 31, 2006 by Joseph E. McKeever, Esq. on behalf of Granite Investment Group
Legal Opinion dated August 31, 2006 by Jackson Walker L.L.P. regarding the Deed of Trust and Joinder Agreement
Ratification of Indemnity and Guaranty Agreement made by Allen Boerner and Granite Investment Group (undated)

Schedule 2(a) — List of Material Loan Agreements (con’t)
GRANITE — PARK PLACE
Term Loan Promissory Note dated July 31, 2007 in the original principal amount of $6,100,000 made by Georgetown Investors, LLC (“Borrower”) in favor of Care Investment Trust, Inc. in the original principal amount of $6,100,000
Financing Agreement dated July 31, 2007 between Care Investment Trust Inc, as “Agent” and “Lender” and Georgetown Investors, LLC, as “Borrower” dated July 31, 2007
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made as of July 31, 2007 by Borrower (joined by Granite Senior Housing, LLC) to James C. Chadwick, as Trustee, for the benefit of Care Investment Trust Inc. recorded in the public records of Williamson County, Texas as Instrument No. 2007065400
Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing made as of July 31, 2007 by Borrower (joined by Granite Senior Housing, LLC) to James C. Chadwick, as Trustee, for the benefit of Care Investment Trust Inc. recorded in the public records of Williamson County, Texas as Instrument No. 2007068295
Subordination, Non-Disturbance, and Attornment Agreement dated July 31, 2007 by and among Borrower, Granite Senior Housing, LLC, PM Management-Georgetown NC, LLC, PM Management-Georgetown AL, LLC and Care Investment Trust Inc. recorded in the public records of Williamson County, Texas as Instrument No. 2007066227
Pledge Agreement dated July 31, 2007 by Bonita Vista-Mobile Home Park, L.P. in favor of Care Investment Trust Inc.
Security Agreement dated July 31, 2007 by Granite Senior Housing, LLC in favor of Care Investment Trust Inc.
Collateral Assignment of Agreements dated July 31, 2007 by Borrower in favor of Care Investment Trust Inc.
Environmental Indemnity Agreement dated July 31, 2007 by Borrower in favor of Care Investment Trust Inc.
Indemnity and Guaranty Agreement dated July 31, 2007 by Bonita-Vista Mobile Home Park, L.P. in favor of Care Investment Trust Inc.
Guaranty Agreement dated July 31, 2007 by Jack C. Evans, M. Jeanette Evans, Jack C. Evans and M. Jeanette Evans Living Trust, established June 13, 1989, The JE Separate Property Trust and The ME Separate Property Trust
Consent of Manager and Subordination of Management Fees dated July 31, 2007 by and among Trisun Healthcare, LLC, as “Manager”, Georgetown Investors, LLC, as “Borrower”, PM Management-Georgetown NC, LLC and PM Management-Georgetown AL, LLC, each as “Operator” and Care Investment Trust Inc., as “Agent” and “Lender”

Post-Closing Agreement dated July 31, 2007 among Borrower and Care Investment Trust Inc.
UCC Financing Statements:
a.	Naming Georgetown Investors, LLC as “Debtor” and filed with the Delaware Secretary of State as Instrument No. 20072891959

b.	Naming Granite Senior Housing, LLC as “Debtor” and filed with the Delaware Secretary of State as Instrument No. 20072892593

c.	Naming Granite Senior Housing, LLC as “Debtor” and filed with the Delaware Secretary of State as Instrument No. 20072892148

d.	Naming Bonita Vista-Mobile Home Park, L.P. as “Debtor” and filed with the California Secretary of State as Instrument No. 07-7123958729
Mortgagee Policy of Title Insurance No. 7210143-226380 issued by Chicago Title Insurance Company
Legal Opinion dated July 31, 2007 by Jackson Walker L.L.P. to Care Investment Trust Inc. regarding Financing Agreement/Enforceability
Legal Opinion dated July 31, 2007 by Jackson Walker L.L.P. to Care Investment Trust Inc. regarding Deed of Trust
Legal Opinion dated July 31, 2007 by Thomas & Simondi LLP to Care Investment Trust Inc. regarding California matters
Term Extension Notice Letter dated May 27, 2009

Schedule 2(a) — List of Material Loan Agreements (con’t)
GRANITE — GRACYWOODS II
Financing Agreement dated as of May 30, 2006 between CIT Healthcare LLC, as Agent and Lender, and Granite Gracywoods II, LP, as Borrower, dated May 30, 2006
Term Loan Promissory Note dated May 30, 2006 by Granite Gracywoods II, LP in favor of CIT Healthcare LLC in the original principal amount of $5,552,000
Non-Recourse Guaranty and Pledge Agreement dated May 30, 2006 by Granite Investment Group and Granite GW II, LLC in favor of CIT Healthcare LLC
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement made May 30, 2006 by Granite Gracywoods II, LP to Gary S. Farmer, as Trustee for the benefit of CIT Healthcare LLC as recorded in the public records of Travis County, Texas as Instrument No. 2006101000
Assignment of Leases and Rents made May 30, 2006 by Granite Gracywoods II, LP in favor of CIT Healthcare LLC as recorded in the public records of Travis County, Texas as Instrument No. 2006101001
Environmental Indemnity Agreement dated May 30, 2006 by and among Granite Gracywoods II, LP Granite Investment Group, Granite GW II, LLC and Allen Boerner to and for the benefit of CIT Healthcare LLC
Indemnity and Guaranty Agreement dated May 30, 2006 made by Allen Boerner in favor of CIT Healthcare LLC
Subordination, Non-Disturbance and Attornment Agreement dated May 30, 2006 by and among PM Management-Austin NC II, LLC, as “Tenant”, Granite Gracywoods II, LP, as “Landlord” and CIT Healthcare LLC, as “Mortgagee” recorded in the public records of Travis County, Texas as Instrument No. 2006101002
Consent of Manager and Subordination of Management Fee Agreement by Trisun Healthcare, LLC, as “Manager”, PM Management-Austin NC II, LLC, as “Lessee” and CIT Healthcare LLC, as “Lender”
UCC-1 Financing Statements:
a.	Naming Granite Investment Group as “Debtor” and filed with the Secretary of State of the State of California as Instrument No. 06-7072233010

b.	Naming Granite Gracywoods II, LP as “Debtor” and filed with the Secretary of State of the State of Texas as Instrument No. 06-0018529849

c.	Naming Granite Gracywoods II, LP as “Debtor” and filed in the public records of Travis County, Texas as Instrument No. 2006101003

d.	Naming Granite GW II, LLC as “Debtor” and filed with the Secretary of State of the State of Texas as Instrument No. 06-0018529950
Legal Opinion dated May 30, 2006 by Jackson Walker L.L.P. to CIT Healthcare LLC regarding Financing Agreement/Enforceability
Legal Opinion dated May 30, 2006 by Jackson Walker L.L.P. to CIT Healthcare LLC regarding Deed of Trust

Mortgagee Policy of Title Insurance No. 7210143-209262 issued by Chicago Title Insurance Company
Post-Closing Agreement dated May 30, 2006 between CIT Healthcare LLC and Granite Gracywoods II, LP
Limited Waiver to Financing Agreement dated as of June 11, 2007
Amendment No. 1 to Loan Agreement dated July 31, 2006 between Granite Gracywoods II, L.P. and CIT Healthcare LLC
Limited Waiver and Amendment No. 2 to Financing Agreement dated December 14, 2007 by and among Granite Gracywoods II, L.P., CIT Healthcare LLC and Care Investment Trust, Inc.
Limited Waiver and Amendment No. 3 to Financing Agreement dated April 15, 2008 by and among Granite Gracywoods II, L.P., CIT Healthcare LLC and Care QRS 2007 RE Holdings, Corp.
Limited Waiver and Amendment No. 4 to Financing Agreement dated June 6, 2008 by and among Granite Gracywoods II, L.P., CIT Healthcare LLC and Care QRS 2007 RE Holdings, Corp.

Schedule 2(a) — List of Material Loan Agreements (con’t)
AMERICAN SENIOR LIVING/IVY HALL
Term Loan and Security Agreement dated March 31, 2006 between American Senior Living Communities MD I, LLC, ASLC Opco MD I, LLC and ASLC Realty MD I, LLC, as “Borrowers” and CIT Healthcare LLC as Agent and the Lender party thereto.
Term Note dated March 31, 2006 executed by Borrower in the original principal amount of $9,300,000
Collateral Pledge Agreement dated March 31, 2006 executed by:
a.	Robert V. Gibbs.

b.	David Bolton

c.	American Senior Living Communities MD I, LLC
Depository Agreement dated March 31, 2006 between PNC Bank, Borrower and Lender
UCC-1 Financing Statements for:
d.	American Senior Living Communities MD I, LLC

e.	ASLC Opco MD I, LLC

f.	ASLC Realty MD I, LLC
Collateral Assignment of Asset Purchase Agreement dated March 31, 2006 executed by Borrower
Indemnity and Guaranty Agreement signed by:
g.	Robert Gibbs

h.	David Bolton
Subordination Agreement dated March 31, 2006 by and among 1300, LLC (together with its successors or assigns), Borrowers and Lender
Opinion of McElroy, Deutsch, Mulvaney & Carpenter, L.L.P. (Borrower)
Opinion of Henry E. Schwartz LLC (Regulatory Opinion)
Title Insurance Policy # 160328 dated March 31, 2006 issued by First American Title Insurance Company in the amount of $10,800,000 (The Talon Group, File No. MJK-2006-001)
Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of March 31, 2006 executed by ASLC Realty MD I, LLC
Assignment of Leases and Rents dated as of March 31, 2006 executed by ASLC Realty MD I, LLC

Subordination and Attornment Agreement dated as of March 31, 2006 executed by ASLC Realty MD I, LLC and ASLC Opco MD I, LLC in favor of Lender
Environmental Indemnification Agreement dated as of March 31, 2006 executed by ASLC Realty MD I, LLC
First Amendment to Term Loan and Security Agreement dated as of February 7, 2007
Letter regarding release of David Bolton under the Indemnity and Guaranty Agreement dated February 7, 2007
Second Amendment to Term Loan and Security Agreement dated as of September 23, 2007
Intercreditor Agreement dated September 14, 2009 between CIT Healthcare LLC and CapitalSource Bank

Schedule 2(b) — List of Material Ciena Loan Agreements
CIENA (FARMINGTON/NOVI)
Financing Agreement dated as of February 19, 2008 between Care Investment Trust, as Agent and the Lenders that are parties thereto, on the one hand, and Farmington Hills Senior Leasing, LLC and Novi Senior Leasing, LLC (“Borrowers”), on the other hand.
Term Loan Promissory Note dated February 19, 2008, in the original principal amount of $10,332,000 executed by Borrowers
Collateral Assignment of Management Agreement and Waiver of Property Management and Broker’s Liens dated as of February 19, 2008 by and among Novi Senior Leasing, LLC, Rhema-Novi, Inc., Ciena Healthcare Management, Inc. and Care investment Trust, Inc.
Collateral Assignment of Management Agreement and Waiver of Property Management and Broker’s Liens dated as of February 19, 2008 by and among Farmington Hills Senior, LLC, Rhema-Farmington, Inc., Ciena Healthcare Management, Inc. and Care investment Trust, Inc.
Confirmation of Interest Rate Cap Transaction dated as of February 21, 2008 by CIT Lending Services Corporation and acknowledged by Farmington Hills Senior Leasing, LLC and Novi Senior Leasing, LLC.
ISDA Master Agreement dated as of February 21, 2008 by and between Farmington Hills Senior Leasing, LLC and Novi Senior Leasing, LLC, collectively as “Party A” and CIT Lending Services Corporation, as “Party B”.
Assignment of Interest Rate Cap Transaction dated as of February 21, 2008 by Farmington Hills Senior Leasing, LLC and Novi Senior Leasing, LLC in favor of Care Investment Trust Inc.
Pledge Agreement dated as of February 19, 2008 executed by Mohammad A. Qazi (“Qazi”) in favor of Agent
Payment Guaranty and Security Agreement dated February 19, 2008 executed by RHEMA-Farmington, Inc. and RHEMA-Novi, Inc.
Blocked Account Agreement (Springing Control Over Operator Accounts) dated as of February 19, 2008, by and among RHEMA-Farmington, Inc. and RHEMA-Novi, Inc., National City Bank and Care Investment Trust Inc.
Irrevocable Standby Letter of Credit No. S202320 issued on February 14, 2008 by Merrill Lynch Bank USA for the benefit of Care Investment Trust, Inc. in the amount of $575,000
Irrevocable Standby Letter of Credit No. S202321 issued on February 14, 2008 by Merrill Lynch Bank USA for the benefit of Care Investment Trust, Inc. in the amount of $575,000

Mortgage dated as of February 19, 2008 executed by Novi Senior Leasing, LLC in favor of Agent
Mortgage dated as of February 19, 2008 executed by Farmington Hills Senior Leasing, LLC in favor of Agent
Assignment of Leases and Rents dated as of February 19, 2008 executed by Novi Senior Leasing, LLC in favor of Agent
Assignment of Leases and Rents dated as of February 19, 2008 executed by Farmington Hills Senior Leasing, LLC in favor of Agent
Environmental Indemnity Agreement dated as of February 19, 2008 executed by Borrowers, RHEMA-Farmington, Inc., RHEMA-Novi, Inc. Mohammad A. Qazi and Ciena Healthcare Management, Inc. in favor of Agent
Indemnity and Guaranty Agreement executed by Mohammad A. Qazi and Ciena Healthcare Management, Inc.
Subordination and Attornment Agreement dated as of February 19, 2008 executed by Care Investment Trust, Inc., Novi Senior Leasing, LLC and RHEMA-Novi, Inc.
Subordination and Attornment Agreement dated as of February 19, 2008 executed by Care Investment Trust, Inc., Farmington Hills Senior Leasing, LLC and RHEMA-Farmington, Inc.
Payment Guaranty dated February 19, 2008 executed by Mohammad A. Qazi.
Limited Payment Guaranty dated February 19, 2008 executed by Ciena Healthcare Management, Inc.
UCC-1 Financing Statements for Borrowers
UCC-1 Financing Statements for RHEMA-Novi, Inc. and RHEMA-Farmington, Inc.
UCC-1 Financing Statement for Mohammad A. Qazi
Legal Opinion of Finkel Whitefield Selik (Borrower)
Legal Opinion of Dykema Gossett PLLC (Borrower)
Legal Opinion of Finkel Whitefield Selik (Local Counsel)
Title Insurance Policy No.63-583222 and No. 63-583220 issued by Chicago Title Insurance Company
Termination of Payment Guaranty of Mohammad A. Qazi dated March 17, 2008.

Letter from Ciena Healthcare Management, Inc. dated September 1, 2009 to Care Investment Trust, Inc. regarding the $1,150,000 pledged letter of credit.
Letter from Ciena Healthcare Management, Inc. dated September 10, 2009 to Care Investment Trust, Inc. regarding Events of Default under the Financing Agreement.
Ciena Waiver*
Ciena Reaffirmation of Guaranty*

*	This document is identified in anticipation of its execution as permitted by the Agreement.

Schedule 2(c) — List of Material Option Loan Agreements
AVAMERE
Loan Agreement dated as of October 4, 2006 by and among Avamere Group, LLC, as Borrower Agent, and certain subsidiaries of Avamere Group, LLC as identified therein, as “Borrower” and LaSalle Bank National Association, as Agent and Lender, and additional lenders from time to time named therein.
First Omnibus Amendment dated as of October 23, 2006 executed by Borrower and Lender.
Promissory Note dated October 4, 2006 executed by Borrower in the original principal amount of $86,000,000.
Promissory Note (Capex Loan) dated October 4, 2006 executed by Borrower in the original principal amount of $14,000,000.
Guaranty dated as of October 4, 2006 executed by Avamere Group, LLC
Security Agreement dated as of October 4, 2006
Pledge Agreement dated as of October 4, 2006 executed by ARI, LLC
Pledge Agreement dated as of October 4, 2006 executed by ASR Northwest, LLC
Pledge Agreement dated as of October 4, 2006 executed by Avamere Group, LLC
Pledge Agreement dated as of October 4, 2006 executed by ACR Northwest, LLC
Pledge Agreement dated as of October 4, 2006 executed by Avamere Lake Oswego, LLC
Subordination of Management Fees Agreement dated as of October 4, 2006 executed by Sante Group, LLC
Line of Credit Trust Deed dated October 4, 2006 executed by Avamere Lake Oswego Investors, LLC
Line of Credit Trust Deed dated October 4, 2006 executed by Sweet Home Properties, LLC
Line of Credit Trust Deed dated October 4, 2006 executed by Lebanon Properties, LLC
Line of Credit Trust Deed dated October 4, 2006 executed by Avamere Heritage Properties, LLC
Line of Credit Trust Deed dated October 4, 2006 executed by Avamere Bel Air Properties, LLC

     Line of Credit Trust Deed dated October 4, 2006 executed by Alexander Loop Properties, LLC
     Line of Credit Trust Deed dated October 4, 2006 executed by 30th Avenue Properties, LLC
     Line of Credit Trust Deed dated October 4, 2006 executed by Squalicum Properties, LLC
     Line of Credit Trust Deed dated October 4, 2006 executed by Spring Street Properties, LLC and Monarca Cita, LLC
     Line of Credit Trust Deed dated October 4, 2006 executed by Keizer Campus, LLC and Jose M. Jimenez and Damian Jimenez
     Assignment of Rents dated October 4, 2006 executed by Avamere Lake Oswego Investors, LLC
     Assignment of Rents dated October 4, 2006 executed by Sweet Home Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Lebanon Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Avamere Heritage Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Avamere Bel Air Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Alexander Loop Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by 30th Avenue Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Squalicum Properties, LLC
     Assignment of Rents dated October 4, 2006 executed by Spring Street Properties, LLC and Monarca Cita, LLC
     Assignment of Rents dated October 4, 2006 executed by Keizer Campus, LLC and Jose M. Jimenez and Damian Jimenez
     Environmental Indemnity Agreement dated as of October 4, 2006
     Subordination, Non-Disturbance and Attornment Agreements executed by:
a.	Avamere Lake Oswego Investors, LLC and Avamere Lake Oswego Operations Investors, LLC

b.	Keizer Campus, LLC and Keizer Campus Operations, LLC

c.	Sweet Home Properties, LLC and Twin Oaks Rehab, Inc.

d.	Lebanon Properties, LLC and Lebanon Care Center, LLC

e.	Avamere Heritage Properties, LLC and Heritage Rehab, Inc.

f.	Avamere Bel Air Properties, LLC and Bel Air Rehab, Inc.

g.	Alexander Loop Properties, LLC and Riverpark Operations, LLC

h.	30th Avenue Properties, LLC and Crestview Operations, LLC

i.	Squalicum Properties, LLC and St. Francis Operations, LLC

j.	Spring Street Properties, LLC and Waterford Operations, LLC
Legal Opinion Holland & Knight (Borrower)
Title Policy No. NCS-22341-ORI issued by First American Title Insurance Company
Second Amendment to Loan Agreement and Limited Waiver dated as of December 12, 2007
Certificate of Deposit Pledge Agreement dated as of December 12, 2007
Avamere Waiver*

*	This document is identified in anticipation of its execution as permitted by the Agreement.

Schedule 2(c) — List of Material Option Loan Agreements (con’t)
NEXION
Loan Purchase and Sale Agreement dated August 1, 2007 by General Electric Capital Corporation (“GECC”) as Seller and Care Investment Trust, as “Buyer”.
Bill of Sale dated August 1, 2007 executed by GECC in favor of Buyer.
Consent and Acknowledgement dated August 1, 2007 executed by Nexion Health at Cherry Creek, Inc., Nexion Health, Inc. and Nexion Health Realty, Inc.
Allonge dated August 1, 2007 executed by GECC
Assignment of Deed of Trust and Other Instruments dated August 1, 2007 executed by GECC
Amended and Restated Loan Agreement dated August 5, 2005 by and between Nexion Health at Cherry Creek, Inc. (“Borrower”) and GECC, as Lender.
Amendment No. 1 to Amended and Restated Loan Agreement dated as of August 1, 2007 executed by Borrower and Care Investment Trust, Inc., as Lender.
Amendment No. 2 to Amended and Restated Loan Agreement dated as of May 30, 2008 by and between Borrower and Care Investment Trust, Inc. as Lender.
Guarantor, Pledgor and Principals Consent to amendment No. 1 to Amended and Restated Loan Agreement executed by Nexion Health, Inc., Nexion Health Realty, Inc., Francis P. Kirley, and Bretton J. Bolt
Amended and Restated Term Note dated August 5, 2005 executed by Borrower in the original principal amount of $10,400,000
Policy of Title Insurance No. CW7683118 issued on August 9, 2005 in the amount of $10,400,000 by First American Title Insurance Company (File No. 273-H0161871-266-NCS)
Subordination Agreement dated as of August 1, 2007 executed by Nexion Health Management, Inc. in favor of Lender.
Unconditional Guaranty of Payment and Performance dated as of August 5, 2005 executed by Francis P. Kirley and Bretton J. Bolt.
Unconditional Guaranty of Payment and Performance dated as of August 1, 2003 executed by Nexion Health, Inc. and Nexion Health Realty, Inc.
Ownership Pledge, Assignment and Security Agreement dated as of August 1, 2003 executed by Nexion Health Realty, Inc. in favor of GECC
Notice of Pledge to Nexion Health at Cherry Creek, Inc.
Assignment of Licenses and Contracts dated as of August 1, 2003 executed by Borrower in favor of GECC
Agreement of Principals dated as of August 1, 2003 by Francis P. Kirley and Bretton J. Bolt in favor of GECC
Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 1, 2003 executed by Borrower.
First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement dated August 5, 2005 executed by Borrower.
Assignment of Leases and Rents dated August 1, 2003 executed by Borrower
First Amendment to Assignment of Leases and Rents dated August 5, 2005 executed by Borrower.

Security Agreement dated as of August 1, 2007 executed by Nexion Health at Bogata, Inc., Nexion Health at Gilmer, Inc., Nexion Health at McKinney, Inc. and Nexion Health at Waxahachie, Inc. in favor of Lender.
Opinion of LeBoeuf, Lamb, Greene & MacRae LLP (Borrower)
Opinion of Shapiro, Sher, Guinot & Sandler (Local Counsel)
Officer’s Certificate of Borrower
Secretary’s Certificate of Nexion Health at Cherry Creek, Inc., Nexion Health at Bogata, Inc., Nexion Health at Gilmer, Inc., Nexion Health at McKinney, Inc., Nexion Health at Waxahachie, Inc., Nexion Health, Inc., Nexion Health Realty, Inc. and Nexion Health Management, Inc.
UCC-1 Financing Statement for Nexion Health at Bogata, Inc., Nexion Health at Gilmer, Inc., Nexion Health at McKinney, Inc., Nexion Health at Waxahachie, Inc.,
UCC-3 Assignment of Financing Statement to Care Investment Trust, Inc.
a.	Nexion Health at Cherry Creek, Inc.

b.	Care Investment Trust Inc.

Schedule 3 — Seller’s Wire Instructions
JP Morgan Chase Bank
New York, NY
ABA:
Account Name: Care Investment Trust
Account Number:

Schedule 7(a)(v)(i)- Lake Oswego UCC
See attached.

Schedule 7(a)(v)(ii)- Keizer UCC
See attached.

Schedule 10(f)- Seller Consents
1. Avamere: Consent of Agent (Bank of America3) and Guarantor (Avamere Group, LLC) pursuant to Section 12.6(b) of the Loan Agreement dated October 4, 2006 by and among Avamere Lake Oswego Investors, LLC, Keizer Campus, LLC, Sweet Home Properties, LLC, Lebanon Properties, LLC, Avamere Heritage Properties, LLC, Avamere Bel Air Properties, LLC, Spring Street Properties, LLC, Alexander Loop Properties, LLC, 30th Avenue Properties, LLC, Squalicum Properties, LLC and Monarca Citta, LLC, as Borrowers, Avamere Group, LLC, as Borrower Agent, Bank of America, as Administrative Agent and as Lender, and the additional financial institutions from time to time parties thereto, each as a Lender. Note that Section 12.6(b) of the Loan Agreement provides that the Guarantor’s consent is required only so long as no Event of Default (as defined in the Loan Agreement) exists. As of the date hereof, an Event of Default exists under the Loan Agreement, as further described on Schedule 10(i) hereto.
2. Ciena (Farmington/Novi): Consent of Funding Administrator (Ciena Healthcare Management, Inc.) and Agent (Care Investment Trust Inc.) pursuant to Section 12.11(b) of the Financing Agreement dated as of February 19, 2008 (as has been amended, restated, supplemented, joined and otherwise modified from time to time), by and among Care Investment Trust Inc., as Agent for the lenders from time to time party thereto, the lenders from time to time party thereto (including, without limitation, Care Investment Trust Inc.) and Farmington Hills Senior Leasing, LLC and Novi Senior Leasing, LLC, as Borrowers. Note that Section 12.11(b) of the Financing Agreement provides that no consent of the Funds Administrator shall be required for an assignment if a Default (as defined in the Financing Agreement) or an Event of Default (as defined in the Financing Agreement) has occurred and is continuing. As of the date hereof, an Event of Default has occurred and is continuing, as further described on Schedule 10(i) hereto.
3. American Senior Living/Ivy Hall: Consent of Agent (CIT Healthcare LLC) pursuant to Section 13.3(b) of the Term Loan and Security Agreement dated as of March 31, 2006 by and among CIT Healthcare LLC, as Agent for the lenders from time to time party thereto (including, without limitation, Care Investment Trust Inc.), American Senior Living Communities MD I, LLC, ASLC OPCO MD I, LLC and ASLC Realty MD I, LLC, as Borrowers.
4. Granite — Corpus: Consent of Agent (CIT Healthcare LLC) pursuant to Section 11.3(b) of the Financing Agreement dated June 30, 2006 (as has been amended, restated, supplemented, joined and otherwise modified from time to time), by and among CIT Healthcare LLC, as Agent for the lenders from time to time party thereto, the lenders from time to time party thereto (including, without limitation, Care Investment Trust Inc.) and Granite Murrieta, LLC, Granite El Camino, LLC, Granite Pacific Park, LLC, C. C. Acquisition Partners, LP, Yadah Yadah Yadah LLC, GSH P-5 TIC 5 Ruthie Howard Trust, Delaware LLC and GSH P-5 TIC 6 Henry Weingarten Trust, Delaware LLC, as Borrowers.
5. Granite — Park Place: Consent of Funds Administrator (Georgetown Investors, LLC) and Agent (Care Investment Trust Inc.) pursuant to Section 13.12(b) of the Financing Agreement

[3]	Please note that the loan documents provide for LaSalle Bank National Association as Agent. LaSalle Bank National Association was bought by Bank of America.

dated July 31, 2007 (as has been amended, restated, supplemented, joined and otherwise modified from time to time), by and among Care Investment Trust Inc., as Agent for the lenders from time to time party thereto, the lenders from time to time party thereto (including, without limitation, Care Investment Trust Inc.) and Georgetown Investors, LLC, as Borrower.
6. Granite — Gracywoods II: Consent of Agent (CIT Healthcare LLC) pursuant to Section 15.3(b) of the Financing Agreement dated May 30, 2006 (as has been amended, restated, supplemented, joined and otherwise modified from time to time), by and among CIT Healthcare LLC, as Agent for the lenders from time to time party thereto, the lenders from time to time party thereto (including, without limitation, Care Investment Trust Inc.) and Granite Gracywoods II, LP, as Borrower.

Schedule 10(h)- Intercreditor/Subordination Agreements
The intercreditor and subordination agreements identified on Schedules 2(a), 2(b) and 2(c) are hereby incorporated by reference herein.

Schedule 10(i)- Loan Defaults/Delinquencies
1.	Avamere: Guarantor, Avamere Group, LLC, was in default of the minimum fixed charge coverage ratio set forth in Section16(d) of that certain Guaranty, dated October 4, 2006, by Avamere Group, LLC, as Guarantor, to and for the benefit of LaSalle National Bank Association[4], as Administrative Agent, for the ratable benefit of the Lenders, as defined in the Guaranty, for the quarters ending December 2008 and March 2009.

2.	Ciena (Novi/Farmington): Borrower, Farmington Senior Leasing, LLC, was in default of the minimum occupancy covenant set forth in Section 7.3(c) of that certain Financing Agreement, dated February 19, 2008, by and among Care Investment Trust, Inc., as lender and as administrative agent, each other financial institution from time to time a party thereto and Farmington Senior Leasing, LLC and Novi Senior Leasing, LLC, as Borrowers, for the testing periods ended December 31, 2008 and March 31, 2009, as a result of flooding of the Health Care Facility (as defined in the Financing Agreement) located in Farmington, Michigan and consequent evacuation of such Health Care Facility. In addition, other defaults may have occurred and/or exist as a result of the aforementioned flood.

[4]	Please note that the Guaranty provides for LaSalle Bank National Association as Administrative Agent. LaSalle Bank National Association was bought by Bank of America.

Schedule 10(j)- Assertion of Defenses
None.

Schedule 10(n) — Title Policies
The Title Insurance Policies identified on Schedules 2(a), 2(b) and 2(c) are hereby incorporated by reference herein.

Schedule 10(q) - Releases
1. American Senior Living/Ivy Hall: On February 7, 2007, CIT Healthcare LLC released David Bolton from his obligations under that certain Indemnity and Guaranty dated March 31, 2006.
2. Avamere: The borrowers to this credit facility entered into a Certificate of Deposit Pledge Agreement with LaSalle Bank National Associate, in its capacity as the agent for the lenders party to the credit facility (including Care Investment Trust Inc.), pursuant to which such borrowers pledged their interest in a certificate of deposit account to the agent. The certificate of deposit matured on February 29, 2008, and was released to the borrowers at that time.
3. Ciena (Farmington/Novi): Termination of the Payment Guaranty of Mohammad A. Qazi on April 3, 2008.

Schedule 12- Servicing Exceptions
1.	Avamere Option Loan

Exhibit 8(a)
Form of Allonge
ALLONGE
          This Allonge is made to that certain Term Loan Promissory Note dated as of                     , in the original principal sum of                                                             DOLLARS ($                     ) executed by                                          and made payable to the order of                                           (“Assignor”), having an address at                                                             .
          Pay to the order of CAPITALSOURCE BANK, a California industrial bank (“Assignee”), without recourse or warranty, except as expressly provided herein and in the that certain Loan Purchase Agreement dated as of the date hereof by and between Assignor and Assignee.
Dated:                     , 2009

By:
Name:
Its:

Exhibit 8(c)
Form of Assignment of Mortgage

[ASSIGNMENT OF MORTGAGE], [ASSIGNMENT OF DEED OF TRUST, ASSIGNMENT
OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING], [ASSIGNMENT OF
RENTS AND LEASES], [SUBORDINATION AND ATTORNMENT AGREEMENT] AND
[SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]

to

Section:
Block:
Lot:
County :
Street Address:
After recording, please return to
CapitalSource Bank
c/o CapitalSource Finance
30699 Russell Ranch Rd., Suite 200
Westlake Village, California 91362
Attention: Elizabeth A. Stone
This instrument was prepared by the above-named attorney.

[ASSIGNMENT OF MORTGAGE], [ASSIGNMENT OF DEED OF TRUST, ASSIGNMENT
OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING], [ASSIGNMENT OF
RENTS AND LEASES], [SUBORDINATION AND ATTORNMENT AGREEMENT] AND
[SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]
KNOW THAT                                          (the “Assignor”), having an office                                          , in consideration of TEN and 00/100 dollars ($10.00), paid by CAPITALSOURCE BANK, a California industrial bank (the “Assignee”), having an office                                         , hereby assigns unto the Assignee, that [certain mortgage or mortgages (collectively the “Mortgage”), that certain deed of trust or deeds of trust (collectively the “Deed of Trust”), that certain assignment of rents and leases or assignments of rents and leases (collectively the “Assignment of Rents and Leases”) and that certain subordination, [non-disturbance] and attornment agreement or subordination, [non-disturbance] and attornment agreements (collectively the “SNDA”)] each described on Exhibit 1 attached hereto and all of its right, title and interest in and to each of the foregoing;
TOGETHER with the bond or note or obligation described in the Mortgage, and the moneys due and to grow due thereon with interest;
TO HAVE AND TO HOLD the same unto the Assignee and to the successors, legal representatives and assigns of the Assignee forever.
Assignor hereby represents and warrants to Assignee that Assignor has not transferred, pledged, sold or hypothecated the [Mortgage, the Deed of Trust, the Assignments of Rents and Leases, the SNDA] or the bond or note described in the Mortgage to any other person or entity pursuant to any arrangement which remains in effect.
The word “Assignor” or “Assignee” shall be construed as if it read “Assignors” or Assignees” whenever the sense of this instrument so requires.
IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the ___day of                     , 2009.

ASSIGNOR:

By:
Name:
Its:

STATE OF	)
ss:
COUNTY OF	)
On the ___ day of                                         , 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                     , personally known to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in her/his capacity, and that by her/his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

Exhibit 1
[Description of Mortgage]
[Description of Deed of Trust]
[Description of Assignment of Rents and Leases]
[Description of SNDA]

Exhibit 8(d)
FORM OF ASSIGNMENT OF DOCUMENTS AND COLLATERAL
          This ASSIGNMENT OF DOCUMENTS AND COLLATERAL PROPERTY (this “Assignment”), is made as of                     , 2009, by                                          (“Assignor”), to and in favor of CAPITALSOURCE BANK, a California industrial bank (“Assignee”). Terms used herein and not otherwise defined shall have the meanings set forth in the Loan Purchase Agreement (as defined below).
WITNESSETH
          WHEREAS, Assignor and Assignee are party to that certain Loan Purchase Agreement, dated August ___, 2009 (the “Loan Purchase Agreement”);
          WHEREAS, Assignor is the present legal and equitable owner and holder of that certain Term Loan Promissory Note dated                                          (the “Note”), executed and delivered by                                         , as borrower, and made payable to Assignor, in the initial principal amount of $                     in connection with the land and improvements located at                                          (the “Premises”); and
          WHEREAS, the Note is secured inter alia, by the [Option] [Ciena] Loan Property; and
          WHEREAS, pursuant to the Loan Purchase Agreement and this Assignment, the parties hereto desire that Assignor assign to Assignee and Assignee assume from Assignor, all of Assignor’s right, title and interest in and to the [Option] [Ciena] Loan(s) and related [Option] [Ciena] Loan Property.
          NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:
          1. Assignment. Subject to and in accordance with the terms and conditions of the Loan Purchase Agreement and this Assignment, Assignor hereby irrevocably agrees to sell, assign, transfer and convey to Assignee on the date hereof, and Assignee hereby irrevocably agrees to purchase, assume and accept on the date hereof, all of the [Option] [Ciena] Loan Interest(s) and all of Assignor’s right, title and interest in, to and under the [Option] [Ciena] Loan Property.
          2. Assumption. By accepting this Assignment and pursuant to the Loan Purchase Agreement, Assignee hereby assumes and agrees to observe, perform and be bound by all of the terms, covenants, agreements, conditions and obligations of the [Option] [Ciena] Loan Agreements required to be observed or performed by Assignor thereunder from and after the date hereof. From and after the date hereof, (i) the Assignee shall become the lender party to the Note and the [Option] [Ciena] Loan Property, and to the extent provided in this Assignment, have the rights and obligations of a lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Note and the [Option] [Ciena] Loan Property in all respects.
          3. No Recourse. This Assignment is an absolute assignment. This Assignment is without recourse to Assignor and is made without any representations or warranties, express or implied, of Assignor, except for the representations and warranties of Assignor set forth in the Loan Purchase Agreement subject to the limitations set forth therein.
          4. Governing Law. This Agreement shall be governed by, and construed in accordance with the internal substantive laws of the State of New York without regard to conflict of laws principles of the State of New York or any other jurisdiction to the extent that such principles would permit or require the application of laws of another jurisdiction.
          5. Successors and Assigns. This Assignment shall bind and inure to the benefit of and be enforceable by Assignor and Assignee and their respective successors and permitted assigns. This Agreement cannot be assigned, pledged or hypothecated by Assignor or Assignee without the consent of the other party to this Agreement.
          6. Headings. The headings of the sections of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.
          7. Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.
          8. Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.
          9. Further Agreements. Assignor agrees to execute and deliver to Assignee, at no cost to Assignor, such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Assignment.
          10. Other Assignments. Nothing contained in this Assignment shall be deemed to limit the terms of any other assignment of [Option] [Ciena] Loan Property or any other document, matter or thing by Assignor to Assignee.
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          IN WITNESS WHEREOF, the undersigned has executed and delivered this Assignment as of the date first written above.

By:
Name:
Title: